                                LEASE AGREEMENT

     THIS LEASE AGREEMENT, made and entered into by Alliance Gateway No. 17, Ltd., a Texas limited partnership ("Landlord"), and Ameritrade Holding Corporation, a Delaware corporation ("Tenant");

                                  WITNESSETH:

     1. PREMISES AND TERM. In consideration of the mutual obligations of Landlord and Tenant set forth herein, Landlord leases to Tenant, and Tenant hereby takes from Landlord, the Premises situated within the County of Tarrant, State of Texas, more particularly described and indicated by the cross-hatched area on Exhibit "A" attached hereto and incorporated herein by reference (the "Premises") which Premises are to consist of the Building to be constructed pursuant to the terms hereof, together with all rights, privileges, easements, appurtenances, and amenities belonging to or in any way pertaining to the Premises, to have and to hold, subject to the terms, covenants and conditions in this Lease. During the Lease Term, Tenant shall have the exclusive use of at least 1,150 parking spaces located or to be located on the Land and the nonexclusive use of all driveways and access-ways on the Land. Landlord shall have no obligation to patrol or police any parking areas or otherwise insure that such parking spaces are available for use by Tenant or its employees, agents or invitees. Tenant agrees that its use of such parking spaces shall be subject to such reasonable rules and regulations as Landlord may from time to time promulgate and all reasonable directional and other signs from time to time existing with respect to the parking relating to the Building. Tenant's rights under this Lease shall be subject to all matters of public record, including, without limitation, all easements, deed restrictions, covenants, conditions and restrictions, as exist on the date hereof and as may hereafter be imposed by Landlord (provided, however, that Landlord agrees it will not cause any matter to be filed of record subsequent to the date hereof which would interfere with the Permitted Use (hereinafter defined) or otherwise materially change Tenant's obligations hereunder). The term of this Lease ("Term") shall commence on the Commencement Date (hereinafter defined) and shall end on the last day of the month that is 180 months after the Commencement Date. The Premises are to be situated on the Land described on Exhibit "B" attached hereto and made a part hereof.

     A. The "Commencement Date" shall be the date that is the earlier of (i) the date on which Tenant first occupies the Premises for the purpose of conducting its business, or (ii) the date which is ninety-one (91) days after the Landlord's Work (hereinafter defined) to be erected in accordance with Exhibit "C" attached hereto and incorporated herein by reference has been substantially completed. As used herein, the term "substantially completed" shall mean that, in the reasonable opinion of Landlord, such improvements have been completed in accordance with Exhibit "C", subject only to completion of (i) minor punch list items and (ii) those items on the Shell Building Design Criteria attached hereto as Exhibit "C-1" as are indicated by an "X" provided, however, Landlord agrees to diligently prosecute and complete such incomplete items within a reasonable time not to exceed ninety-one (91) days following the substantial completion of Landlord's Work. If Landlord does not complete such items marked with an "X" within such ninety-one (91) day period, the Commencement Date (unless triggered by clause (i) of the first sentence of this paragraph) shall be extended until such incomplete items we completed, except for punch list items related to such items marked with an "X". As soon as Landlord determines that such improvements have been substantially completed, Landlord shall notify Tenant in writing. Within ten (10) days thereafter, Tenant shall submit to Landlord in writing notice of Tenant's agreement or disagreement with Landlord's determination that such improvements have been substantially completed, and, if, Tenant agrees with Landlord's determination, Tenant shall submit a punch list of items needing completion or correction. Landlord shall complete such items within thirty (30) days after receipt of the punch list. In the event Tenant, its employees, agents or contractors cause construction of such improvements to be delayed, the Commencement Date shall be deemed to be the date that substantial completion would have occurred if such delays had not taken place. Landlord's approval of any plans, specifications or working drawings prepared by Tenant for the Premises shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency or compliance with any laws, rules, or regulations of governmental agencies or authorities. After the Commencement Date,


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



Landlord and Tenant shall execute and deliver to one another a memorandum of acceptance of delivery of the Premises in the form attached hereto as Exhibit "D".

     B. If Landlord has not commenced Landlord's Work on or before April 19, 1999 (which date shall be extended to a later date by one day for each day constituting a Tenant Delay, and which date, as so extended, shall be referred to herein as the "Groundbreaking Date"), Tenant shall deliver written notice to Landlord of such failure. If Landlord has not commenced Landlord's Work within thirty (30) days of its receipt of Tenant's notice, Tenant shall have the right, as its sole and exclusive remedy, to terminate this Lease as well as the One Ameritrade Lease (hereinafter defined) and the lease to be entered into by and between Heritage Commons I, Ltd. ("HCI") and Tenant for premises to be situated in the building known as Heritage Commons I, by written notice delivered to Landlord following the thirtieth (30th) day after the occurrence of the Groundbreaking Date (but, in all events, prior to the date on which Landlord commences the Landlord's Work). If Tenant so timely terminates this Lease (but, in all events, prior to the date on which Landlord commences the Landlord's Work), then Landlord shall immediately return the Security Deposit to Tenant and, thereafter, neither Landlord nor HCI nor Tenant shall have any further rights or obligations hereunder or under such other leases (except as expressly provided otherwise herein or therein). If Tenant fails to terminate this Lease and such other leases in writing pursuant to this Paragraph 1B (but, in all events, prior to the date on which Landlord commences the Landlord's
Work), then Tenant's right to terminate this Lease and such other leases pursuant to this Paragraph 1B shall be deemed to have been irrevocably waived by Tenant. For the purposes of this Paragraph 1B only, commencement of Landlord's Work shall mean Landlord's commencement of site excavation.

     C. If Landlord has not substantially completed Landlord's Work by September 15, 1999 (which date shall be extended to a later date (i) by one day for each day constituting a Force Majeure delay; (ii) by one day for each day constituting a Tenant Delay; and (iii) if Landlord delivers possession of a portion of the Premises to Tenant prior to September 15, 1999, of a quantity adequate and in a condition ready for the commencement of Tenant's construction of the Leasehold Improvements (the "Early Delivery Date"), by one day for each day by which the Early Delivery Date precedes September 15, 1999, and which date, as so extended, shall be referred to herein as the "Deadline Date"), then
(A) Tenant shall be entitled to receive, as its sole and exclusive remedy, a credit against the first Base Rent due hereunder in an amount equal to $3,298.63 (one day's Base Rent) for each day that shall elapse from the Deadline Date until the date of the substantial completion of Landlord's Work and (B) the Term of this Lease shall be extended by the number of days as shall elapse from the Deadline Date until the date of substantial completion of Landlord's Work. If Landlord has not completed in all material respects the extension or construction of the roadways and curb cuts as necessary to provide access to the Premises from the north, south and west property lines on or before December 15, 1999 (which date shall be extended to a later date (i) by one day for each day constituting a Force Majeure Delay, and (ii) by one day for each day constituting a Tenant Delay, and which date, as so extended, shall be referred to herein as the "Roadway Deadline Date"), then Base Rent shall be reduced fifty percent (50%) from and after the Roadway Deadline Date, until such time as Landlord completes the extension or construction of the roadways to provide such access. Landlord agrees that following completion of such roadways, it shall use diligent efforts to cause same to be dedicated as public rights-of-way.

     D. Notwithstanding the fact that the Term of this Lease and Tenant's obligation to pay rent does not commence until the Commencement Date, this Lease shall nevertheless be binding upon the parties in accordance with its terms when executed by Landlord and Tenant.

     2. BASE RENT, SECURITY DEPOSIT AND ESCROW PAYMENTS.

     A. Tenant agrees to pay to Landlord base rent ("Base Rent") for the Premises, in advance, without demand, deduction or set off, except as otherwise expressly provided herein, at the following rates and amounts during the Term hereof:

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



                          Monthly          Annual       Per Square Foot
            Month        Base Rent       Base Rent         Per Annum
             1-60       $103,950.00     $1,247,400.00        $ 8.91
            61-120      $117,483.33     $1,409,800.00        $10.07
           121-180      $132,766.66     $1,593,200.00        $11.38


     The first monthly installment of Base Rent, plus the other monthly charges set forth in Paragraph 2C below, shall be due and payable on the Commencement Date and subsequent monthly installments shall be due and payable on or before the first day of each calendar month succeeding the Commencement Date, except that all payments due hereunder for any fractional calendar month shall be prorated.

     B. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of One Hundred Thousand Three Hundred Thirty-three and 33/100 Dollars ($100,333.33), which shall be held by Landlord as security for the performance of Tenant's obligations under this Lease, it being expressly understood and agreed that this security deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon each occurrence of an Event of Default (hereinafter defined), Landlord may use all or part of the security deposit to pay past due rent or other payments due Landlord under this Lease, and the cost of any other damage, injury, expense or liability caused by such Event of Default without prejudice to any other remedy provided herein or provided by law. Within ten (10) days after demand, Tenant shall pay Landlord the amount that will restore the security deposit to its original amount. The security deposit shall be deemed the property of Landlord, but any remaining balance of such security deposit shall be returned by Landlord to Tenant within ten (10) days after the fulfillment of Tenant's obligations under this Lease (excluding any obligations that survive the termination or expiration of this Lease and with respect to which Tenant has not received written notice from Landlord within ten (10) days following the expiration or termination of this Lease).

     C. In addition to Base Rent and Tenant's other obligations hereunder, Tenant agrees to pay its proportionate share (as defined in the Basic Lease Information) of the following costs and expenses (collectively, the "Reimbursable Expenses"): (i) Taxes (hereinafter defined) payable by Landlord pursuant to Paragraph 4A below, (ii) the cost of maintaining insurance pursuant to Paragraph 10A below, (iii) Common Area Charges (hereinafter defined) payable by Tenant in accordance with Paragraph 3 below, (iv) subject to Paragraph 2D below, the cost of any repair, replacement, or capital expenditures required under any governmental law or regulation that was not applicable to the Building at time of original construction, and (v) reasonable replacement reserves for capital items and other operating expenses required by this Lease. During each month of the Term of this Lease, on the same day that Base Rent is due hereunder, Tenant shall escrow with Landlord an amount equal to 1/12th of Tenant's proportionate share of such Reimbursable Expenses, as estimated by Landlord. Landlord agrees that all escrow amounts deposited by Tenant with Landlord that are attributable to Taxes shall be held by Landlord in a money market deposit account ("Tax Escrow Account") in a financial institution selected by Landlord and reasonably acceptable to Tenant. All interest on the funds in the Tax Escrow Account shall accrue for the benefit of Tenant so long as no Event of Default exists hereunder, and such interest shall remain in and become a part of the funds in the Tax Escrow Account and shall be credited against Tenant's obligation to pay Taxes hereunder (provided that any such interest that remains unapplied after all obligations of Tenant with respect to its proportionate share of Taxes for any calendar year have been satisfied, shall, at Tenant's option, be refunded to Tenant within thirty (30), days after final determination of Tenant's obligation with respect to Taxes arising during such calendar year). Tenant authorizes Landlord to use the funds deposited with Landlord under this Paragraph 2C (including the amounts in the Tax Escrow Account and all interest thereon) to pay such Reimbursable Expenses. Upon the occurrence of an Event of Default Landlord shall have no obligation to keep the escrow payments for Taxes in the Tax Escrow Account or any other segregated account (provided that such escrow payments for Taxes as well as any accrued interest thereon shall be credited to Tenant's obligation to pay Taxes hereunder). Landlord shall be entitled to revise its projection of such Reimbursable Expenses at any time and if Landlord so revises such projection, Tenant shall pay to Landlord, on the same day as Base Rent is due hereunder, an amount equal to 1/12th of Tenant's proportionate

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


share of such Reimbursable Expenses pursuant to Landlord's revised estimate thereof. By April 30 of each calendar year during the Term hereof Landlord shall determine the actual Reimbursable Expenses for the preceding calendar year and shall notify Tenant thereof. If the Tenant's total escrow payments are less than Tenant's actual proportionate share of all such Reimbursable Expenses, Tenant shall pay the difference to Landlord within ten (10) days after demand. If the total escrow payments of Tenant are more than Tenant's actual proportionate share of all such Reimbursable Expenses, Landlord shall retain such excess and credit it against Tenant's next annual escrow payments; provided, however, if the total escrow payments of Tenant are more than Tenant's actual proportionate share of all such Reimbursable Expenses for the year in which the Lease expires, Landlord shall reimburse Tenant any excess within ten (10) days following the expiration of the Term.

     D. With respect to the cost of replacements and capital expenditures (as opposed to repairs) referenced in Paragraph 2(C)(iv) and replacement reserves for capital items referenced in Paragraph 2(C)(v) above, it is agreed that if the replacement or expenditure is applicable to building owners generally (and is not necessitated due to Tenant's use of the Premises), then the cost of any such item shall be amortized over its useful life (at a per annum interest rate equal to the prime rate of interest announced from time to time by Bank One Texas, N.A. plus one percentage point) in accordance with generally accepted accounting principles and the portion of the cost that shall be included within Paragraph 2(C)(iv) or Paragraph 2(C)(v) above, as applicable, shall be equal to the product of (i) the actual cost of such item (together with such interest), multiplied by (ii) a fraction the numerator of which is the number of years (including partial years) remaining in the Lease Term as of the date of such replacement or expenditure including the number of years in any renewal term under Exhibit "F" attached hereto if the renewal option therefor has been exercised by Tenant prior to the replacement or expenditure (up to but not greater than the following described denominator), and the denominator of which is the useful life of die item in question; provided that if subsequent to any such replacement or expenditure Tenant exercises any renewal option, the portion of the cost included within Paragraph 2(C)(iv) or Paragraph 2(C)(v) above under this sentence shall be recalculated to include the length of the renewal term in question. The amount to be included within Paragraph 2(C)(iv) or Paragraph 2(C)(v) pursuant to the immediately preceding sentence shall be so included within said Paragraph 2(C)(iv) or Paragraph 2(C)(v) as applicable, in equal annual amounts over the then remaining Term of this Lease (from and after the date of such replacement or expenditure). In no event shall Tenant be required to pay amounts which are amortized pursuant to this Paragraph 2D including the interest thereon, in excess of $25,000.00 a year. Notwithstanding anything to the contrary contained herein, it is agreed that the cost of any replacement or capital expenditure under Paragraph 2(C)(iv) or Paragraph 2(C)(v) above that is necessitated due to Tenant's use of the Premises shall not be so amortized, or be allocated to Tenant based upon its proportionate share, but shall, instead, be paid for in full by Tenant within thirty (30) days after Landlord's demand therefor.


     3. COMMON AREA CHARGES. In addition to other amounts required to be paid by Tenant hereunder, Tenant shall pay to Landlord Tenant's proportionate share of the following costs and expenses (collectively, the "Common Area Charges"):

     A. The cost of repair, maintenance and replacement of: (i) the exterior of the Building (including painting), other than those structural repairs and replacements for which Landlord is responsible pursuant to Paragraph 5; (ii) subject to all mechanical, electrical, plumbing, sewer, sprinkler and other life-safety equipment and systems forming a part of the Building or the Project of which the Building forms a part (other than the cost of repair, replacement and maintenance of the items which are Tenant's responsibility pursuant to Paragraph 6 which shall be paid entirely by Tenant as provided in Paragraph 6; and (iii) all other common areas and facilities constituting a part of the Building or the Project of which the Building forms a part (including, but not limited to, all paved areas in and about the Building).

     B. The cost of maintenance and replacement of the grass, shrubbery and other landscaping in and about the Building and/or the Project.


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


     C. The cost of operating and maintaining in a good, neat, clean and sanitary condition all parking areas, driveways, alleys and grounds in and about the Building (including trash removal).

     D. The cost of assessments under any applicable Declaration of Covenants, Restrictions and Easements (as may be amended from time to time) which are assessed by the applicable property owners association (which cost Landlord estimates to be equal to $.07 per square foot of area in the Building per year).

     E. The cost of operating and maintaining any property, facilities or services provided for Tenant, which costs shall include, without limitation, management fees (or if no management company is engaged by Landlord for the management of the Project, wages and employee benefits payable to employees of Landlord or affiliates of Landlord whose duties are connected with the operation and maintenance of the Building), which management fees (or such wages and benefits) shall not exceed an annual amount equal to 2% of the Base Rent payable to Landlord with respect to the Building per annum.

     Landlord agrees that if any item of Common Area Charges is anticipated to exceed $10,000, Landlord shall give Tenant at least fifteen (15) days' prior written notice thereof.

     4. TAXES.

     A. Landlord agrees to pay all taxes, assessments and governmental charges of any kind and nature (collectively referred to herein as "Taxes") that accrue against the Premises, and/or the Land and/or improvements of which the Premises are a part. (For purposes of this Lease, the term "Taxes" shall include the amount of any taxes that would otherwise be imposed but for the provisions of any tax abatement agreement with respect to which Landlord is a party which is entered into pursuant to chapter 312 of the Texas Tax Code; and for purposes of this Lease, such abated taxes shall be deemed to be payable by Landlord.) If at any time during the Term of this Lease, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received herefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents from the Premises and/or the Land and improvements of which the Premises are a part, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof. Any assessments made by the City of Fort Worth, Texas, (the "City"), or other taxing authorities for the initial extension or construction of the roadways referenced in Paragraph 1C herein providing access to the Premises shall not be included in Taxes, but all future assessments imposed by the City or other taxing authorities in reference to or in connection with such roadways shall be included in Taxes. Landlord shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the building and grounds within the applicable taxing jurisdiction. Tenant agrees to pay its proportionate share of the cost of such consultant to the extent of any savings realized by Tenant.

     B. Tenant shall be liable for all taxes levied or assessed against any personal property or fixtures placed in the Premises. If any such taxes are levied or assessed against Landlord or Landlord's property and (i) Landlord pays the same or (ii) the assessed value of Landlord's property is increased by inclusion of such personal property and fixtures and Landlord pays the increased taxes, then, within ten (10) days after demand, Tenant shall pay to Landlord such taxes.

     C. Tenant hereby waives any right it may have under Section 41.413 of the Texas Tax Code to protest the appraised value of all or any portion of the Premises and the Building, and any right it may have under Section 42.015 of the Texas Tax Code to appeal an order of the appraisal review board with respect to all or any portion of the Premises and/or the Building. Tenant agrees that Landlord shall have the sole right to protest any appraisals of the Premises and the Building. Tenant also hereby waives any right it may have to receive a copy of any notice received by Landlord of reappraisal of all or any portion of the Premises and/or the Building, including without limitation any notice required under Section 41.413(d) of the Texas Tax Code. Tenant agrees that Landlord shall not be liable to Tenant for any damages for Landlord's failure to send to Tenant a copy of any notice of reappraisal concerning the Premises and/or the Building, irrespective of any obligation under applicable law of Landlord to provide such notice.

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


Notwithstanding the foregoing, if Tenant protests, challenges or appeals any valuation for property tax purposes of all or any portion of the Premises and/or the Building, and such valuation increases from the value protested, appealed or challenged, Tenant agrees to indemnify Landlord on an after-tax basis for any property taxes due as a result of such increase.

     D. Landlord agrees to provide to Tenant, within ten (10) days after written request therefor, the most recent tax statements and notices of reappraisal relating to the Project that are in Landlord's possession. Tenant shall have the right (unless Landlord shall in good faith agree to contest such tax increase ("Landlord's Tax Protest")) to contest or resist, in good faith, diligently and by appropriate proceedings, the validity of the amount or rate of any increase or proposed increase in the Taxes, all at Tenant's sole expense (provided that in the case of a Landlord's Tax Protest, Tenant shall only be responsible for the cost of such contest to the extent of any tax savings realized by Tenant, unless Landlord's Tax Protest was initiated at Tenant's request, in which case Tenant shall pay all reasonable amounts in connection with such contest, and if the contest involves property of Landlord in addition to the Project, the cost of the contest shall be allocated to Tenant on a reasonable and equitable basis) and Tenant shall have the right to monitor Landlord's Tax Protest; if Landlord elects not to contest such Taxes or, having elected to contest such Taxes, fails to contest such Taxes diligently and in good faith, and such failure continues uncured beyond a reasonable time (not to exceed ten (10) days before the earlier of the deadline for filing a protest or any scheduled hearing on such Taxes or appraisal) following written notice from Tenant to Landlord, Tenant shall have the right to itself contest such Taxes.
It shall be a condition precedent to Tenant's right to contest any such Taxes that Tenant provide Landlord with security (in a form (i) reasonably acceptable to Landlord and (ii) acceptable to Landlord's mortgagee) in an amount reasonably necessary to assure full payment of such Taxes being contested, together with all penalties, fines and interest and other fees and amounts that could be collected by the taxing authority in case the contest is unsuccessful (but in any event not less than the amount required by Landlord's mortgagee in connection with such contest of Taxes). Landlord shall cooperate with Tenant in contacting Landlord's mortgagee for the purpose of discussing the amount and form of security that such mortgagee may require in connection with any such contest of Taxes. Tenant shall in all events pay all such contested Taxes (together with all penalties, fines, interest and such other fees and amounts) at least thirty (30) days prior to the date on which the Project (or any portion thereof) would be subject to foreclosure on account of nonpayment thereof. Tenant shall indemnify and hold harmless Landlord from and against any and all expenses, liabilities and claims (including but not limited to reasonable attorneys' fees) incurred by or asserted against Landlord or the Project arising as a result of any such contest by Tenant. Landlord and Tenant agree to reasonably cooperate With one another in connection with all contests of Taxes under this Lease.

     5. LANDLORD'S REPAIRS.

     A. Tenant understands and agrees that Landlord's maintenance, repair and replacement obligations are limited to those expressly set forth in this Paragraph 5. Landlord, at its own cost and expense, which expense shall not be reimbursable as a Common Area Charge, shall be responsible only for repair and replacement of the roof, foundation, downspouts, gutters, and the structural members of the exterior walls of the Building, reasonable wear and tear excluded. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries, unless damage to such items is caused by a structural shift. Tenant shall promptly give Landlord written notice of defect or need for repairs after which Landlord shall commence such repair within ten (10) days of receipt of such notice and shall thereafter have a reasonable opportunity under the particular circumstance to repair same or cure such defect in a good and workmanlike manner and Landlord shall diligently prosecute the repair to completion.

     B. Landlord agrees that if a defect in materials or workmanship in the initial construction of the Landlord's Work ("Defect") is discovered by Tenant on or prior to the first anniversary of the Commencement Date ("First Anniversary"), Tenant shall give Landlord written notice thereof ("Defect Notice") on or prior to the First Anniversary (time being of the essence with respect thereto). If Landlord receives a Defect Notice prior to the First Anniversary, Landlord shall, at its sole expense, cause such Defect to be repaired or remedied. Landlord agrees that if a Defect is discovered by Tenant subsequent to the First Anniversary, but


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

on or prior to the third anniversary of the Commencement Date ("Third Anniversary"), Tenant shall give Landlord a Defect Notice on or prior to the Third Anniversary (time being of the essence with respect thereto) ("Later Defect Notice"). If Landlord receives a Later Defect Notice, Landlord shall cause such Defect to be repaired or remedied and Tenant and Landlord shall each be responsible for one-half of the cost of such repair or remediation. Notwithstanding the foregoing, nothing contained in this Paragraph 5B shall; (i) require Landlord to repair or remedy any Defect to the extent such repair or remediation is necessitated due to the negligence, or intentional acts or omissions of, or misuse of the item requiring such repair or remediation by, Tenant or its employees, agents, contractors or invitees; (ii) require Landlord to repair or remedy any Defect if the coverage afforded by any warranty or maintenance/service contract relating to the item in question has been impaired or invalidated by Tenant or its employees, agents, contractors or invitees; or
(iii) require Landlord to repair or remedy any Defect with respect to which a timely Defect Notice or a timely Later Defect Notice is not received by Landlord. Landlord may satisfy its obligations under this Paragraph 5B by electing to proceed under any manufacturers' and construction warranties provided to Landlord in connection with the construction of the Landlord's Work and/or under the maintenance/service contracts required to be carried by Tenant under Paragraph 6B hereof and Tenant hereby agrees to cooperate with Landlord in securing the performance by any manufacturer, contractor or subcontractor under the warranty provided by such party and/or the maintenance/service contractor of the work required to be performed by it under any such maintenance/service contract.

     6. TENANT'S REPAIRS AND MAINTENANCE.

     A. Except as provided in Paragraph 5 and except for damage to the Premises or Building caused by an act or omission of Landlord or Landlord's employees, agents, contractors, or invitees following the completion of the Landlord's Work, Tenant, at its own cost and expense, shall (i) maintain all parts of the Premises (including, but not limited to, the floor slab of the Premises and the mechanical, electrical, plumbing, sewer, sprinkler and other life-safety equipment, fixtures and systems forming a part of the Premises), in good, neat, clean, sanitary and operable condition and (ii) make all necessary repairs and replacements thereto in a good and workmanlike manner. Tenant shall receive the benefit of the coverage afforded to Landlord by any warranty or maintenance/service contract relating to the Premises. Tenant shall commence such repair within ten (10) days of the earlier of (i) Tenant's receipt of written notice from Landlord of a defect or need for repairs, or (ii) the date upon which Tenant first became aware of a defect or need for repairs, and Tenant shall thereafter have a reasonable opportunity under the particular circumstance to repair same or cure such defect in a good and workmanlike manner and shall diligently prosecute the repair to completion. In addition to the foregoing, Tenant shall, at its sole expense, repair any damage to the Premises or the Building caused by the negligent or intentional acts or omissions of Tenant or Tenant's employees, agents or invitees, or caused by Tenant's default hereunder; provided, however, that Tenant's obligations hereunder are subject to the mutual waiver of subrogation in Paragraph 11D.

     B. In addition to Tenant's other obligations hereunder, Tenant, at its own cost and expense, shall enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor reasonably approved by Landlord for servicing all hot water, heating and air conditioning and elevator systems and equipment within or serving the Premises. The service contract must include all services suggested by the equipment manufacturer in its operations/maintenance manual and an executed copy of such contract must be provided to Landlord prior to the date Tenant takes possession of the Premises.

     C. Tenant's obligations with respect to the "floor slab" of the Premises pursuant to Paragraph 6A(i) above (i) shall be construed as referring to the slab on grade of the Premises and not the foundation of the Building, and (ii) shall apply only to the extent that the repair and maintenance of the floor slab is not caused by the failure of the foundation of the Building or by a defect in materials or workmanship in the initial pouring of such slab.

     7. ALTERATIONS.

     A. Tenant shall not make any alterations, additions or improvements to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld so long as such alterations, additions or improvements do not impair the structural integrity of the Building, are not visible from the exterior of the Building and do not adversely affect the Building systems, and, if Landlord does not respond to Tenant's written request (which request shall be accompanied by a reasonably detailed description of the contemplated alterations, additions and improvements) within fifteen (15) days, after the date of such request, Landlord's consent shall be deemed granted; provided, however, Tenant may make alterations that are non-structural in character, which are not visible from the exterior of the Building and which do not adversely affect the Building systems
(i) without Landlord's consent (but with prompt written notice to Landlord) so long as the cost thereof does not exceed $100,000 during the Term of this Lease, and (ii) with Landlord's prior written consent (which consent shall not be unreasonably withheld so long as such work does not impair the structural integrity of the Building, is not visible from the exterior of the Building and does not adversely affect the Building systems) with respect to alterations in excess of $100,000 during the Term of the Lease (collectively, the "Permitted Non-Structural Alterations"). If Landlord consents to Tenant's proposed alterations, additions or improvements to the Premises, Landlord shall inform Tenant of its consent and promptly notify Tenant as to whether Landlord will require Tenant to remove the alteration, addition or improvement on or before the earlier to occur of the date of termination of this Lease or permanent vacating of the Premises by Tenant. It is contemplated by the parties that Tenant may construct a covered or, alternatively, an enclosed climate-controlled walkway connecting the Building to another building occupied by Tenant (the "Walkway"). Landlord hereby agrees that subject to the requirements of this Paragraph 7A, Landlord shall consent to Tenant's construction of the Walkway provided that (i) prior to commencement of construction of the Walkway, Tenant submits to Landlord Tenant's plans and specifications for the Walkway and Landlord approves same, which such approval shall not be unreasonably withheld;
(ii) Tenant complies with the requirements of the "Alliance Development Guidelines," including, but not limited to, obtaining Development Review Board approval; and (iii) at Landlord's request, Tenant shall, prior to the expiration or termination of this Lease (or termination of Tenant's right of possession, if sooner) at Tenant's sole cost and expense, remove the Walkway in a good and workmanlike manner and restore the surface to its condition immediately prior to the commencement of construction of the Walkway. Tenant, at its own cost and expense, may erect such shelves, bins, machinery and trade fixtures as it desires without the consent of Landlord. Tenant's erection of such shelves, bins, machinery and trade fixtures and the construction of the Permitted Non-Structural Alterations shall be on the express condition that: (i) such items do not impair the structural integrity of the Premises, the Building or such improvements; (ii) such items may be removed without material injury to the Premises, and (iii) the construction, erection or installation thereof complies with all applicable governmental laws, ordinances, regulations and with the "Alliance Development Guidelines". All alterations, additions, improvements and partitions erected by Tenant as well as the Permitted Non-Structural Alterations shall be and remain the property of Tenant during the Term of this Lease. On or before the earlier to occur of the date of termination or this Lease or permanent vacating of the Premises by Tenant, Tenant shall, at its sole expense, demolish and remove from the Premises all Permitted Non-Structural Alterations and shall deliver up to Landlord the Premises in its condition following the completion of the Leasehold Improvements constructed in accordance with the Working Drawings pursuant to Exhibit "C" attached hereto and made a part hereof (unless otherwise required by Landlord by written notice to Tenant as hereinabove provided), reasonable wear and tear excepted. All alterations, installations, removals and restoration shall be performed in a good and workmanlike manner so as not to damage or impair the structural integrity of the Building and other improvements situated on the Premises. Following the completion of all alterations, additions or improvements (including Permitted Non-Structural Alterations). Tenant shall deliver to Landlord accurate, reproducible "as built" plans or such alterations, additions or improvements, as constructed. Notwithstanding anything to the contrary contained herein, it is agreed that the use of and access to the roof of the Building is expressly reserved to Landlord and is expressly denied to Tenant (except in order to permit Tenant to discharge its obligation to repair, maintain and service the HVAC unit situated on the roof of the Building and to install, repair, maintain and remove the Telecommunications Equipment as hereinafter provided or to comply with Tenant's other obligations under this Lease). Tenant shall not penetrate the roof of the Building in any manner, nor install or construct any alterations, additions or improvements thereon, nor otherwise use or occupy the roof as any time during the Term hereof (except such use and occupation of the roof as is necessary in order to permit Tenant to discharge its obligation to repair, maintain and service the HVAC unit situated on the roof of the Building and to install, repair, maintain and remove the Telecommunications Equipment or to comply with other provisions of this Lease). In those circumstances where
Tenant is entitled to enter onto the roof in accordance with the preceding sentence, Tenant shall not in any event cause the roof warranty of the Building to be impaired or invalidated (in whole or in part).

     13. Tenant shall have the right to use a portion of the roof area of the Building, as Tenant may reasonably select (and as is reasonably acceptable to Landlord) and as shall be permitted by any governmental laws governing the installation, for the installation, operation, maintenance, security, repair and replacement of satellite equipment serving the Premises and related cable connections (the "Telecommunications Equipment"). Tenant's use of the Premises with respect to the Telecommunications Equipment shall be subject to such reasonable rules as Landlord may from time to time designate and to the following additional conditions: (i) Tenant shall be solely responsible for the installation, maintenance, repair, operation and replacement of the Telecommunications Equipment, (ii) Tenant shall install screening around the Telecommunications Equipment to the extent required by the recorded restrictions applicable to the Premises, (iii) the installation, repair, maintenance and placement of the Telecommunications Equipment shall in all events be subject to (and in compliance with) the terms of all, deed restrictions, and covenants, conditions and restrictions affecting the Project and the requirements of the "Alliance Development Guidelines" as the same may exist from time to time, and (iv) any penetration of the roof shall be done only by Landlord's roofing contractor (at Tenant's expense). Prior to the expiration or termination of the Term (or termination of Tenant's right of possession under this Lease), Tenant shall remove the Telecommunications Equipment and repair any damage to the Premises caused by such removal. The cost of such installation, maintenance, repair, operation and replacement and repairing any damage to the Premises arising from such removal and restoration shall be paid by Tenant on demand.

     8. SIGNS. Any signage, decorations, advertising media, blinds, draperies, window treatment, bars, and security installations Tenant desires for the Premises shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld, and shall be submitted to Landlord prior to the Commencement Date, Tenant shall repair, paint, and/or replace the Building facia surface to which its signs are attached upon vacation of the Premises, or the removal or alteration of its signage, all at Tenant's sole cost and expense. Tenant shall not (i) make any changes to the exterior of the Premises,
(ii) install any exterior lights, decorations, balloons, flags, pennants, banners or painting, or (iii) erect or install any signs, windows or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Premises, without Landlord's prior written consent, which consent shall not be unreasonably withheld. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall conform in all respects to the criteria established by Landlord and to the requirements of all convenants, conditions and restrictions applicable to the Premises and the Building (including, but not limited to, approval by the Development Review Board). Landlord hereby approves the specifications for Tenant's signage attached hereto as Exhibit "C-4" and made a part hereof.

     9. UTILITIES. Tenant shall timely pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or at the Premises, together with any taxes, penalties, deposits, surcharges or the like pertaining to the Tenant's use of the Premises, and any maintenance charges for utilities. Tenant shall pay all impact or other fees associated with utility hook-ups, meter installations or services to the Premises. Landlord shall cause all of said services to be separately metered to Tenant. Landlord shall not be liable for any interruption or failure of utility service on the Premises, unless Landlord's intentional or negligent acts or omissions caused such interruption or failure.

     10. INSURANCE.

     A. Landlord shall maintain insurance covering the Building of which the Premises are a part in an amount not less than the "replacement cost" thereof insuring against the perils and costs of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief. Landlord shall carry such additional insurance as would be carried by a reasonably prudent owner of comparable premises, and, at Tenant's request, Landlord shall provide Tenant with evidence of such insurance. Such coverage shall be obtained on commercially reasonable terms from an insurance company having a Best's rating of A/VII or better and licensed to do business in the State of Texas. To the extent that the insurance coverage maintained by Landlord pursuant to this Section 10A is carried under a blanket policy that insures property owned by Landlord or its affiliates, in addition to the Project, the cost of such insurance shall be allocated to the Project on a reasonable and equitable basis. It is agreed that the general liability insurance policy carried by Landlord, as contemplated by this Paragraph 10A, shall provide that it shall provide primary coverage when any policy issued to Tenant is similar or duplicate in coverage, and Tenant's policy shall be excess over Landlord's policies.

         B. Tenant, at its own expense, shall maintain during the Term of this Lease a policy or policies of worker's compensation and comprehensive general liability insurance, including personal injury and property damage, with contractual liability endorsement, in the amount of Two Million Dollars ($2,000,000.00) for property damage and Two Million Dollars ($2,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or about the Premises. Tenant, at its own expense, also shall maintain during the Term of this Lease fire and extended coverage insurance covering the replacement cost of all alterations, additions, partitions and improvements installed or placed on the Premises by Tenant or by Landlord on behalf of Tenant, and all of Tenant's personal property contained within the Premises. Said policies shall (i) name Landlord as an additional insured and insure Landlord's contingent liability under this Lease (except for the worker's compensation policy, which instead shall include a waiver of subrogation endorsement in favor of Landlord), (ii) be issued by an insurance company which is licensed to do business in the State of Texas and which has a Best's rating of A/VII or better, and (iii) provide that said insurance shall not be cancelled unless thirty (30) days prior written notice shall have been given to Landlord. In addition, such insurance provided by Tenant shall provide that it shall provide primary coverage when any policy issued to Landlord is similar or duplicate in coverage, and Landlord's policy shall be excess over Tenant's policies. All Insurance policies carried by Tenant hereunder shall expressly provide (by endorsement or otherwise) that Landlord's rights thereunder shall be assignable to Landlord's mortgagee who shall be shown as an additional insured thereon. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the Term of the Lease and upon each renewal of said insurance. Notwithstanding the foregoing, Tenant may elect to self-insure the risk a damage to its personal property situated at the Premises (but not the Leasehold Improvements or liability insurance) so long as (i) Tenant gives Landlord at least thirty (30) days' prior written notice thereof, and (ii) Tenant's net worth (determined in accordance with generally accepted accounting principles consistently applied) is $50,000,000 or greater during the period in which Tenant so elects to self-insure. Self-insurance by Tenant pursuant to the foregoing sentence shall be deemed to be insurance for the purpose of the mutual waiver of subrogation contained herein.

         C. Tenant will not permit the Premises to be used for any purpose or in any manner that would (i) void the insurance thereon, (ii) increase the insurance risk, or (iii) cause the disallowance of any sprinkler credits, including without limitation, use of the Premises for the receipt, storage or handling of any product, material or merchandise that is explosive or highly inflammable. If any increase in the cost of any insurance on the Premises or the Building of which the Premises are a part is caused by Tenant's use of the Premises, or because Tenant vacates the Premises, then Tenant shall pay the amount of such increase to Landlord.

         11. FIRE AND CASUALTY DAMAGE.

         A. If the Premises or the Building of which the Premises are a part should be damaged or destroyed by fire or other peril, Tenant shall promptly give written notice to Landlord. If the Building of which the Premises are a part should be totally destroyed by any peril, or if they should be so damaged thereby that, in Landlord's reasonable estimation, rebuilding or repairs cannot be completed within 180 days after the date of such damage, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

         B. If the Building of which the Premises are a part should be damaged by any peril, and in Landlord's reasonable estimation, rebuilding or repairs can be substantially completed within 180 days after the date of such damage, this Lease shall not terminate, and Landlord shall restore the Premises to substantially its previous condition (except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements that may have been constructed, erected or installed in, or about the Premises by Tenant, including the Leasehold Improvements constructed by Tenant pursuant to Exhibit "C"). Effective upon the date of the occurrence of such damage and ending upon substantial completion, if the Premises are untenantable in whole or part during such period, the rent shall be reduced to such extent as may be fair and reasonable under all of the circumstances. If such repairs and rebuilding have not been substantially completed within 180 days after the date of such damage (subject to Force Majeure Delays [hereinafter defined] and any delays caused by Tenant or its employees, agents or contractors), Tenant, as Tenant's exclusive remedy, may terminate this Lease by delivering written notice of termination to Landlord in which event all rights and obligations hereunder shall cease and terminate (except as expressly provided to the contrary herein).

         C. [Intentionally omitted.]

         D. Landlord and Tenant hereby waive and release each other (but only to the extent of the insurance coverage required to be maintained by the respective parties hereunder) of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any liability, loss or damage that may occur to the Premises, improvements or the Building of which the Premises are a part, or personal property (building contents) within the Building and/or Premises as the result of any fire or other casualty required to be insured against under this Lease. Each party to this Lease agrees immediately after execution of this Lease to give each insurance company, which has issued to it policies of fire and extended coverage insurance, written notice of the terms of the mutual waivers contained in this subparagraph and to have the insurance policies properly endorsed to reflect such waivers. This Paragraph 11D overrides any provisions in this Lease to the contrary.

         12. LIABILITY AND INDEMNIFICATION. EACH PARTY ("INDEMNIFYING PARTY") SHALL INDEMNIFY, PROTECT, HOLD HARMLESS AND DEFEND THE OTHER PARTY ("INDEMNIFIED PARTY"), ITS AGENTS, EMPLOYEES, CONTRACTORS, PARTNERS, DIRECTORS, OFFICERS AND ANY AFFILIATES OF THE ABOVE-MENTIONED PARTIES (COLLECTIVELY THE "INDEMNIFIED AFFILIATES") FROM AND AGAINST ANY AND ALL, OBLIGATIONS, SUITS, LOSSES, JUDGMENTS, ACTIONS, DAMAGES, CLAIMS OR LIABILITY (INCLUDING, WITHOUT LIMITATION, ALL COSTS, REASONABLE ATTORNEYS' FEES, AND EXPENSES INCURRED IN CONNECTION THEREWITH) IN CONNECTION WITH ANY LOSS, INJURY OR DAMAGE (I) TO ANY PERSON OR PROPERTY WHATSOEVER OCCURRING IN, ON OR ABOUT THE PREMISES OR ANY PART
THEREOF AND/OR THE BUILDING, WHEN SUCH INJURY OR DAMAGE SHALL BE CAUSED BY THE ACT, NEGLECT, FAULT OF, OR OMISSION OF ANY DUTY WITH RESPECT TO THE SAME BY THE INDEMNIFYING PARTY, OR (II) ARISING FROM A BREACH OR VIOLATION BY THE INDEMNIFYING PARTY OF ANY COURT ORDER OR ANY LAW, REGULATION, OR ORDINANCE OF ANY FEDERAL, STATE OR LOCAL AUTHORITY (COLLECTIVELY, THE "LOSSES"), EXCEPT TO THE EXTENT THE LOSSES ARE CAUSED WHOLLY OR IN PART BY THE NEGLIGENCE OR INTENTIONAL MISCONDUCT OF THE INDEMNIFIED PARTY AND/OR THE INDEMNIFIED AFFILIATES. IF ANY CLAIM IS MADE AGAINST EITHER PARTY OR THE INDEMNIFIED AFFILIATES, THE INDEMNIFYING PARTY, AT ITS SOLE COST AND EXPENSE, SHALL DEFEND ANY SUCH CLAIM, SUIT OR PROCEEDING. THE PROVISIONS OF THIS PARAGRAPH 12 SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS LEASE WITH RESPECT TO ANY
CLAIMS OR LIABILITY OCCURRING PRIOR TO SUCH EXPIRATION OR TERMINATION.

         13. USE. Tenant may use the Premises for general office purposes, specifically including, but not limited to conducting the sale of stocks, bonds and other investments to public via phone and the Internet, and for such other lawful purposes as may be incidental thereto (the "Permitted Use"). Tenant shall have full access to the Premises on a twenty-four (24) hour per day 365 day per year basis, subject to the Lease terms and conditions and loss of access due to fire, casualty, condemnation, or other causes beyond Landlord's control. Outside storage, including without limitation, storage of trucks and other vehicles (other than the occasional temporary outdoor storage of a maximum of ten (10) delivery and general transportation vehicles) is prohibited without Landlord's prior written consent, which consent shall not be unreasonably withheld, Tenant shall comply with (i) all governmental laws, ordinances and regulations applicable to its specific use and occupancy of the Premises (as opposed to governmental laws, ordinances and regulations applicable to real estate generally and for which Landlord is liable, the cost of complying with same being subject to, inclusion within Reimbursable Expenses in accordance with the terms hereof as amortized pursuant to Paragraph 2D), and promptly shall comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the Premises, all at Tenant's sole expense, (ii) the requirements of all deed restrictions, restrictive covenants and other covenants, conditions and restrictions affecting the Building and/or the Land, and (iii) the requirements of "Alliance Development Guidelines" as may exist from time to time, and all amendments thereto; provided, however, that future amendments to the "Alliance Development Guidelines" must (i) not materially interfere with Tenant's Permitted Use, (ii) receive uniform enforcement, (iii) be delivered to Tenant in writing, and (iv) if such amendments conflict with the Lease terms, the Lease shall control. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger Landlord.

          Landlord hereby represents that the Permitted Use is not prohibited by the covenants, conditions and restrictions recorded in Volume 10711, Page 2285 of the real property records of Tarrant County, Texas.

         14. INSPECTION. Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any time, upon twenty-four (24) hours' notice, to (i) inspect the Premises, (ii) make such repairs as may be required or permitted pursuant to this Lease, and (iii) show the Premises to prospective purchasers of, or parties who are anticipated to provide financing with respect to, the Building. Notwithstanding the foregoing, Landlord shall have the right to enter the Premises at any time, upon such notice (if any) as may be reasonable under the circumstances, in case of an emergency posing a threat to persons or property. During the period that is six (6) months prior to the end of the Lease Term, upon telephonic notice to Tenant, Landlord and Landlord's representatives may enter the Premises during business hours for the purpose of showing the Premises. In addition, Landlord shall have the right to erect a suitable sign on the Premises stating the Premises are available. Tenant shall notify Landlord in writing at least thirty (30) days prior to vacating the Premises and shall arrange to meet with Landlord for a joint inspection of the Premises prior to vacating. If Tenant fails to give such notice or to arrange for such inspection, then Landlord's inspection of the Premises shall be deemed correct for the purpose of determining Tenant's responsibility for repairs and restoration of the Premises.

         15. ASSIGNMENT AND SUBLETTING

         A. Tenant shall not assign (either voluntarily, nor permit assignment by operation of law), sublet, transfer or encumber this Lease, or any interest therein, without the prior written consent of Landlord; provided, however, Tenant may assign this Lease or sublet the Premises to any entity that controls, is controlled by, or is under common control with Tenant (individually, an "Affiliate"). Landlord agrees that it shall not unreasonably withhold its consent to any assignment or subletting proposed to be entered into by Tenant. In considering whether it should consent to any subletting or assignment requested by Tenant, Landlord may take into consideration (among other factors) the credit standing of the proposed assignee or subtenant, the purpose for which the Premises would be used by the proposed assignee or subtenant (including whether such use would violate any exclusive use rights in existence today, and those that might then be in existence and of which Tenant has been given written notice, and by which Landlord may be bound, or violate any deed restrictions, restrictive covenants, covenants, conditions and restrictions, or the "Alliance Developments Guidelines," as may then be in existence, it being understood and agreed that Landlord shall have the right to refuse its consent if the proposed use by the assignee or subtenant would result in any such violation), the length of the proposed sublease, the business reputation the proposed assignee or subtenant, whether the proposed assignee's or subtenant's operations would involve use of hazardous substances, and all other relevant factors. Any attempted assignment, subletting, transfer or encumbrance by Tenant in violation of the terms and covenants of this Paragraph shall be void. No assignment, subletting or other transfer, whether consented to by Landlord or not, shall relieve Tenant of its liability hereunder. In the event Tenant desires to sublet the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least thirty (30) days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subleases or assignee, the relevant terms of any sublease or assignment and copies of financial reports and other relevant financial information of the proposed sublessee or assignee. If Landlord does not respond to Tenant's request to assign, sublet, encumber or transfer this Lease within thirty (30) days after Landlord's receipt of such request (which request shall be accompanied by the additional information referenced in the immediately preceding sentence), Landlord's consent shall be deemed granted. Landlord shall be entitled to charge Tenant a reasonable fee for processing Tenant's request for any subletting or assignment, including, but not limited to, Landlord's reasonable out-of-pocket expenses and attorneys' fees.

         B. In addition to, but not in limitation of, Landlord's right to approve of any sublessee or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this Lease, Or in case of a proposed subletting of less than the entire Premises, to recapture the portion of the Premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised, if at all, by Landlord giving Tenant written notice thereof within thirty (30) days following Landlord's receipt of Tenant's written notice as required above. If this Lease shall be terminated with respect to the entire Premises pursuant to this Paragraph, the Term of this Lease shall end on the date stated in Landlord's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the Term hereof; provided, however, that effective on such date Tenant shall pay Landlord all amounts, as reasonable estimated by Landlord, payable by Tenant to such date with respect to taxes, insurance, repairs, maintenance, restoration and other obligations, costs or charges which are the responsibility of Tenant hereunder. Further, upon any such cancellation Landlord and Tenant shall have no further obligations or liabilities to each other under this Lease, except with respect to obligations or liabilities which have accrued hereunder as of such cancellation date (in the same manner as if such cancellation date were the date originally fixed in this Lease for the expiration of the Term hereof) and except for those obligations and liabilities which, by the express terms of this Lease, are to survive any expiration or termination hereof. If Landlord recaptures only a portion of the Premises under this Paragraph, the Base Rent during the unexpired Term hereof shall abate proportionately based on the rent per square foot contained in this Lease as of the date immediately prior to such recapture. Tenant shall, at Tenant's own cost and expense, discharge in full such commissions which may be due and owing as a result of any proposed assignment or subletting, whether or not the Premises are recaptured pursuant hereto and rented by Landlord to the proposed tenant or any other tenant.

         C. Upon the occurrence of an assignment or subletting, whether or not consented to by Landlord, or mandated by judicial intervention, Tenant hereby assigns, transfers and conveys to Landlord all rents or other sums received or receivable by Tenant under any such assignment or sublease, which are in excess of the rents and other sums payable by Tenant under this Lease (or in case of a sublease, which are in excess of the rents and other sums payable by Tenant with respect to the portion of the Promises that is subleased), and agrees to pay such amounts to Landlord within ten (10) days after receipt.

         D. If this Lease is assigned to any person or entity pursuant to the provisions of the United States Bankruptcy Code, 11 U.S.C. Section 101 et. seq. (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

         E. Any assignee, sublessee or transferee of Tenant's interest in this Lease (all such assignees, sublessees and transferees being hereinafter referred to as "Transferee(s)"), by accepting any such assignment, sublease or transfer shall be deemed to have assumed Tenant's obligations hereunder, and shall be deemed to have assumed liability to Landlord for all amounts paid to persons other than Landlord by such Transferees. No assignment, subletting or other transfer, whether consented to by Landlord or not or permitted hereunder, shall relieve Tenant of its liability hereunder. If an Event of Default occurs while the Premises or any part thereof are assigned or sublet, then Landlord, in addition to any other remedies herein provided, or provided by law, may collect directly from such Transferee all rents payable to the Tenant and apply such rent against any sums due Landlord hereunder. No such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder. If a Transferee defaults under this Lease, and Landlord provides the Transferee with notice of such default, Landlord shall simultaneously notify Tenant of the Transferee's default. Landlord shall accept performance by Tenant with the same force and effect as performance by Transferees.

         F. The merger or consolidation of Tenant with another entity shall not be deemed to be an assignment of this Lease by operation of law so long as the surviving entity in any such merger or consolidation has a net worth (determined in accordance with generally accepted accounting principles consistently applied) immediately following such merger or consolidation that is equal to or greater than the net worth of Tenant immediately prior to such merger or consolidation.

         16. CONDEMNATION.

         A. If due to any taking for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by a conveyance in lieu thereof ("Taking") (i) any portion of the parking areas constituting a part of the Project are taken such that, following the Taking, the remainder of the Premises are rendered untenantable, or (ii) any portion of the Land is taken such that access to the Building would be materially impaired as a result of the Taking, or (iii) more than 25% of the Building is taken, or
(iv) such portion of the Building is taken as would tender the remainder of the Premises untenantable, this Lease shall terminate upon written notice from Tenant to Landlord sent within thirty (30) days following the Taking and the rent shall be abated during the unexpired portion of this Lease, effective on the date of such Taking. Notwithstanding the foregoing if Tenant gives notice of termination as a result of a Taking pursuant to clauses (i) or (ii) above, Landlord shall have the right (but not the obligation) to substitute an alternative parcel of Land ("Substitute Parcel") owned by Landlord or its affiliates, or alternative areas for such lost parking and access ("Substitute Areas"), for the purpose of providing access and parking to Tenant in lieu of access and parking that are lost as a result of such Taking. Landlord may give Tenant written notice ("Substitution Notice") that Landlord so elects to provide the Substitute Parcel or Substitute Areas for such purposes, which Substitution Notice, if given by Landlord, shall be given within thirty (30) days after Tenant's termination notice and shall include Landlord's offer as to a fair and reasonable Base Rent adjustment or abatement, if any. If Landlord gives the Substitution Notice and if the Substitution Parcel or Substitute Areas and Base Rent adjustment or abatement are reasonably acceptable to Tenant as being a reasonable substitute for the access and parking lost as a result of such
Taking: (i) Tenant's termination notice shall be ipso facto null and void and this Lease shall continue in full force and effect, and (ii) the parties shall promptly (but in all events within thirty (30) days; after the date of the Substitution Notice) enter into an amendment to this Lease whereby (A) if a Substitute Parcel is provided, the Substitute Parcel is substituted for the areas so taken and (B) Tenant agrees to pay Base Rent for the Substitute Parcel (in lieu of the Base Rent which is otherwise abated under the preceding provisions of this Paragraph 16) at the rate proposed by Landlord.

         For purposes of this Paragraph 16(A), access shall be deemed to be "materially impaired" only if access to the Building following the Taking would be reduced to such an extent as to prevent Tenant from conducting its business at the Premises in a manner reasonably comparable to Tenant's conduct of its business at the Premises prior to the Taking.

         For purposes of this Paragraph 16(A), "untenantable" shall mean that following the Taking the Premises would be unfit for Tenant's continued operation of its business in a manner reasonably comparable to Tenant's conduct of its business at the Premises prior to the Taking.

         B. If this Lease is not terminated under Paragraph 16(A) above as a result of a Taking, this Lease shall continue in full force and effect but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances (but without duplication of any other rental abatement under Paragraph 16(A) above).

         C. All compensation awarded in connection with or as a result of any condemnation proceedings affecting die Premises (or any portion thereof) shall be the property of Landlord; and Tenant hereby assigns any interest in any such award to Landlord. Notwithstanding the foregoing, Landlord shall have no interest in any award made to Tenant for loss of business or goodwill or for the taking of Tenant's fixtures and improvements (it being agreed that Tenant may pursue such award from the condemning authority).

         17. HOLDING OVER. At the termination of this Lease by its expiration or otherwise, Tenant immediately shall deliver possession of the Premises to Landlord with all repairs and maintenance required herein to be performed by Tenant completed. If, for any reason, Tenant retains possession of the Premises or any part thereof after such termination, or fails to complete any repairs required hereby, then Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes either (i) the creation of a month to month tenancy, upon the terms and conditions set forth in this Lease, or (ii) creation of a tenancy at sufferance, in any case upon the terms and conditions set forth in this Lease; provided, however, that the monthly rental (or daily rental under (ii)) shall, in addition to all other sums which are to be paid by Tenant hereunder, whether or not as additional rent, be equal to 150% of the rental being paid monthly to Landlord under this Lease immediately prior to such termination (prorated in the case of (ii) on the basis of a 365-day year for each day Tenant remains in possession). If no such notice is served, then a tenancy at sufferance shall be deemed to be created at the rent in the preceding sentence. Tenant shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the Premises. The provisions of this Paragraph shall not constitute a waiver by Landlord of any right of re-entry as herein set forth; nor shall receipt of any rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this Lease for a breach of any of the terms, covenants, or obligations herein on Tenant's part to be performed. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this Paragraph 17 shall not be construed as consent for Tenant to retain possession of the Premises in the absence of written consent thereto by Landlord.

         18. QUIET ENJOYMENT. Landlord has the authority to enter into this Lease and so long as Tenant pays all amounts due hereunder and performs all other covenants and agreements herein set forth, Tenant shall peaceably and quietly have, hold and enjoy the Premises for the Term hereof without hindrance from Landlord subject to the terms and provisions of this Lease.

         19. EVENTS OF DEFAULT. The following events (herein individually referred to as an "Event of Default") each shall be deemed to be an event of default by Tenant under this Lease:

         A. Tenant shall fail to pay any installment of the Base Rent herein reserved when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for ten (10) days after written notice to Tenant; provided, however, Tenant shall be entitled to such notice and opportunity to cure on only two (2) occasions during any calendar year.

         B. The Tenant shall: (i) become insolvent; (ii) admit in writing its inability to pay its debts; (iii) make a general assignment for the benefit of creditors; (iv) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property; or (v) take any action to authorize any of the actions set forth above in this Paragraph.

         C. Any case, proceeding or other action against the Tenant shall be commenced seeking: (i) to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent; (ii) reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency reorganization or relief of debtors;
(iii) appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (a) results in the entry of an order for relief against it which is not fully stayed within thirty (30) business days after the entry thereof or (b) shall remain undismissed for a period of forty-five (45) days.

         D. Tenant shall (i) fail to take possession of the Premises upon substantial completion of the Landlord's Work, (ii) vacate, desert, or abandon all or a substantial portion of the Promises, or threaten to do so or (iii) fail to continuously operate its business at the Premises for the Permitted Use set forth herein, whether or not Tenant is in default in payment of the rental payments due under this Lease (other than the temporary cessation of business
(i) while Tenant is actively renovating the Premises for a period not in excess of six (6) months (or such longer period as Landlord may reasonably approve) or
(ii) in instances where Tenant is not renovating, for thirty (30) consecutive days or sixty (60) days, whether or not consecutive, during any twelve-month period).

         E. Tenant shall fail to discharge any lien placed upon the Premises in violation of Paragraph 22 hereof.

         F. Tenant shall fail to comply with any term, provision or covenant of this Lease (other than those listed above in this Paragraph 19), and shall not cure such failure within thirty (30) days after written notice thereof to Tenant; provided, however, if such failure cannot through the exercise of reasonable diligence be cured within such thirty (30) days, an Event of Default shall not be deemed to have occurred under this Paragraph 19F so long as Tenant commences its curative efforts within such thirty (30) day period and diligently prosecutes same to completion.

         G. An "Event of Default" shall occur under that certain Lease Agreement of even date herewith by and between Alliance Gateway No. 16, Ltd., as landlord thereunder, and Tenant, as tenant thereunder, relating to certain promises in the building known as, "One Ameritrade Place" (as such Lease Agreement may be amended from time to time) ("One Ameritrade Lease").

         20. REMEDIES.

         A. Upon each occurrence of an Event of Default, Landlord shall have the option to pursue, without any notice or demand, any one or more of the following remedies and/or any other remedies to which Landlord is entitled at law or in equity.

                  (1) Terminate this Lease, In which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to do so, Landlord may, without any further notice and without prejudice to any other remedy Landlord may have for possession or arrearages in rental, enter upon and take possession of the Premises and remove Tenant and its effects without being liable for prosecution or any claim for damages therefor, and Tenant shall indemnify Landlord for all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises or otherwise, including any loss of rental for the remainder of the Term.

                  (2) If the Event of Default relates to nonpayment of Base Rent or any other monetary sum due hereunder, terminate this Lease, in which event Tenant's default shall be deemed a total and entire breach of Tenant's obligations under this Lease and Tenant immediately shall become liable for damages in an amount equal to the excess of (i) the total rental for the remainder of the Term, discounted at the Prime Rate (hereinafter defined) to the then present value, together with all other expenses incurred by Landlord in connection with Tenant's default, all sums due pursuant to Paragraph 20B below, and the unpaid rental due as of the date of termination, over (ii) the fair market rental value of the Premises for the balance of the Term, discounted at the Prime Rate to the then present value. For the purposes of clause
         (i) above, the components of monthly rent (other than Base Rent) for the remainder of the Term shall be deemed to be equal to the respective monthly amounts thereof as were due and payable during the month in which the Lease was terminated, It is acknowledged, intended and agreed that the amounts which Landlord is entitled to recover under this Paragraph 20A(2) constitute liquidated damages and not a penalty for Tenant's defaults related to nonpayment of rental. Such amounts constitute the parties' beat, good faith, and reasonable estimate of the damages which would be suffered by Landlord in the event any such default occurs, the exact amount of such damages being difficult or impractical to calculate.

                  (3) Enter upon and take possession of the Premises as Tenant's agent without terminating this Lease and without being liable for prosecution or any claim for damages therefor, and Landlord may relet the Premises as Tenant's agent and receive the rental therefor, in which event Tenant shall pay to Landlord on demand all sums due pursuant to Paragraph 20B below, together with any deficiency that may arise by reason of such reletting.

                  (4) Do whatever Tenant is obligated to do under this Lease and enter the Premises, without being liable for prosecution or any claim for damages therefor, to accomplish such purpose. Tenant shall reimburse Landlord immediately upon demand for any reasonable expenses which Landlord incurs in thus effecting compliance with this Lease on Tenant's behalf, together with interest thereon at the highest lawful rate from the date Landlord incurs the expense in question until Landlord is reimbursed therefor.

                  (5) Require Tenant to pay any rental in quarterly installments in advance of each calendar quarter during the Term by certified or cashier's check.

                  (6) In the event of a monetary default, without notice, alter the locks and any other security device or devices which allow Tenant access to the Premises or the Building of which the Premises form a part, and Landlord shall not be required to provide a new key or right of access to Tenant, and restrict or terminate any right to use parking facilities associated with the Building as well as utility services to the Premises. This Paragraph 20A(6) is intended to and shall supersede the provisions of Section 93.002 of the Texas Property Code; provided, however, Tenant shall be permitted access to the Premises to the extent necessary for Tenant to maintain compliance with applicable securities laws.

         B. Upon the occurrence of an Event of Default, in addition to any other sum provided to be paid herein, Tenant also shall be liable for and shall pay to
Landlord: (i) reasonable brokers' fees incurred by Landlord in connection with reletting the whole or any part of the Premises, (ii) the reasonable costs of removing and storing Tenant's or other occupant's property; (iii) the reasonable costs of repairing, altering, remodeling or otherwise putting the Premises into condition acceptable to a new tenant or tenants; (iv) all reasonable expenses incurred in marketing the Premises and (v) all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies. If either party hereto institutes any action or proceeding to enforce any provision hereof by reason of any alleged breach of any provision of this Lease, the prevailing party shall be entitled to receive from the losing party all reasonable attorneys' fees and all court costs in connection with such proceeding.

         C. In the event Tenant fails to make any payment due hereunder within five (5) days of the payment due date, to help defray the additional cost to Landlord for processing such late payments, Tenant shall pay to Landlord on demand a late charge in an amount equal to three percent (3%) of such payment; and the failure to pay such amount within five (5) days after demand therefor shall be an additional Event of Default hereunder; provided, however, that in the case of Base Rent or the regularly scheduled monthly payment of Reimbursable Expenses, Tenant shall be entitled to five (5) days' notice and opportunity to, cure on two (2) occasions during any twelve month period without incurring a late charge. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

         D. Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises by Landlord, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. Tenant and Landlord further agree that forbearance by Landlord to enforce its rights pursuant to this Lease, at law or in equity, shall not be a waiver of Landlord's right to enforce one or more of its rights in connection with that or any subsequent default.

         E. The term "Prime Rate" as used herein shall mean the per annum "prime rate" of interest as published, on the date on which this Lease is terminated in accordance with this Paragraph 20, by The Wall Street Journal, Southwest Edition, in its listing of "Money Rates," or if The Wall Street Journal is not published on the date on which this Lease is terminated, then the "prime rate" of interest as published in The Wall Street Journal on the most recent date prior to the date on which this Lease is so terminated.

         F. If Landlord fails to perform any of its obligations hereunder within thirty (30) days after written notice from Tenant specifying in detail such failure (or if the failure cannot be corrected, through the exercise of reasonable diligence, within such 30-day period, if Landlord does not commence to correct same within such 30-day period and thereafter diligently prosecute same to completion), Tenant's sole and exclusive remedy shall be either (i) an action for damages and Tenant may pursue a money judgment for such damages against Landlord (subject to the last two sentences of this Paragraph 2OF or (ii) if such failure can be cured by the payment of money, and if Tenant in its notice to Landlord has notified Landlord that Tenant intends to cure Landlord's failure, Tenant shall have the right to cure such failure on behalf of Landlord and, in connection therewith, expend such reasonable sums as are reasonably necessary to cure such failure (provided that Tenant shall not have the right to make any repairs or modifications to areas, facilities or systems outside the Land (such as, without limitation, electrical, plumbing, water, sewer and sprinkler systems) that specifically serve premises leased to other tenants). Unless and until Landlord fails to so cure any default after such notice within the time periods set forth above, Tenant shall not have any remedy or cause of action by reason thereof. In the event Tenant exercises its rights under clause
(ii) of this Paragraph 20F, then Landlord agrees to reimburse Tenant for all reasonable out-of-pocket costs so expended by Tenant in curing any such failure of Landlord together with interest thereon at the highest lawful rate from the date Tenant incurs the expense in question until Tenant is reimbursed therefor, within ten (10) days after Landlord receives a bill therefor (which bill shall set forth in reasonable detail the costs for which compensation is claimed); provided, however, if Landlord fails to so reimburse Tenant within thirty (30) days after such request for payment, Tenant may deduct such amounts from Base Rent until the full amount has been satisfied (provided that in no event shall the amount so deducted from any individual monthly installment of Base Rent exceed 50% of such monthly amount of Base Rent). All notices by Tenant to Landlord under this Paragraph 20F shall simultaneously be given by Tenant to the holders of any first mortgage or second mortgage on the Premises, provided Tenant has been given notice of the names and addresses of such mortgagees. Any mortgagee shall have the right, but not the obligation, to cure, or commence to cure, any default of Landlord, find Tenant shall accept performance by any mortgagee with the same force and effect as performance by Landlord. In no event shall Tenant have the right to offset or deduct any sums or damages which are owed by Landlord to Tenant against any amounts that are owed by Tenant to Landlord hereunder, except as provided in the preceding provisions of this Paragraph 20F. All obligations of Landlord hereunder will be construed as covenants, not conditions; and subject to Paragraph 24B all such obligations will be binding upon Landlord only during the period of its possession of the Premises and not thereafter. The term "Landlord" shall mean only the owner, for the time being of the Premises, and subject to Paragraph 24B in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, but such covenants and obligations shall be binding during the Lease Term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision hereof, Landlord shall not have any personal liability hereunder. In the event of any breach or default by Landlord of any term or provision of this Lease, Tenant agrees to look solely to the equity or interest then owned by Landlord in the Promises or of the Building of which the Premises are a part; however, in no event, shall any deficiency judgment or any money judgment of any kind be sought or obtained against any Landlord.

         G. If Landlord repossesses the Premises pursuant to the authority herein granted, then Landlord shall have the right to (i) keep in place and use or (ii) remove and store, all of the furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Tenant at all times prior to any repossession thereof by any landlord thereof or third party having a lien thereon. Landlord also shall have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") who presents to Landlord a copy of any instrument represented by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, after Landlord has made a reasonable inquiry into the authenticity or legality of said instrument. The rights of Landlord herein stated shall be in addition to any and all other rights that Landlord has or may hereafter have at law or in equity; and Tenant stipulates and agrees that the rights herein granted Landlord are commercially reasonable.

         H. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent.

         I. Notwithstanding anything to the contrary contained herein, if an Event of Default exists hereunder solely because of the event described in Paragraph 19(D) of this Lease (i.e., no other Event of Default exists under this Lease except for the Event of Default described in said Paragraph 19(D)), and so long as Tenant keeps the Premises secure from vandalism and unauthorized users, Landlord's sole remedy on account of such Event of Default shall be to terminate this Lease following ten (10) days' notice to Tenant and provided Tenant has not fully remedied such Event of Default within such ten (10) day period (without pursuing any damages against Tenant and without Tenant being required to indemnify Landlord against any damages suffered as a result of any such termination) in which event this Lease shall terminate and the parties shall have no further rights or obligations hereunder (other than such rights and obligations as have accrued as of the effective date of such termination and such rights and obligations as are expressly provided herein as surviving the expiration or termination of this Lease). The limitation on Landlord's remedies contained in the immediately preceding sentence shall not apply if another Event of Default (in addition to the Event of Default described in Paragraph 19(D)) exists, or if Tenant fails to so keep the Premises secure from vandalism and unauthorized users, in which event Landlord shall be entitled to pursue any one or more of its remedies under this Lease, at law and/or in equity.

         21. MORTGAGES. Tenant accepts this Lease subject and subordinate to any mortgages and/or deeds of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon; provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Landlord agrees to promptly obtain and deliver to Tenant a subordination non-disturbance and attornment agreement in substantially the form attached hereto as Exhibit "G" and made a part hereof ("SNDA") executed by Landlord's current mortgagee with respect to the Land. Tenant agrees to enter into the SNDA with such mortgagee promptly upon Landlord's request therefor. Notwithstanding the foregoing, the subordination of this Lease to any mortgage or deed of trust that is hereafter placed upon the Land is expressly conditioned upon Tenant and the mortgagee or beneficiary under any such mortgage or deed of trust entering into an SNDA in a form reasonably acceptable to Tenant (Tenant hereby agreeing that an SNDA substantially in the form that is attached hereto as Exhibit "G" and made a part hereof is acceptable to, Tenant). Tenant agrees to enter into such SNDA with any such mortgagee or beneficiary promptly upon Landlord's request therefor, Tenant shall be permitted to record the SNDA in the real property records of Tarrant County, Texas. If any future mortgagee or beneficiary under a mortgage or deed of trust hereafter placed upon the Land desires to subordinate its mortgage or deed of trust to this Lease, Tenant agrees that it shall promptly execute such instrument as may be reasonably required by such mortgagee or beneficiary in order to effect such subordination (Tenant hereby agrees that an instrument in substantially the form of Exhibit "H" attached hereto and made a part hereof is acceptable to Tenant).

         22. MECHANIC'S LIENS. Tenant has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord or Tenant in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed by or on behalf of Tenant on the Premises and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease arising from such work. Tenant agrees to give Landlord prompt written notice of the placing of any lien or encumbrance against the Premises. If any mechanics' or materialmen's lien ("M&M Lien") is ever asserted or placed against or attaches to the Project or any portion thereof as a result of any act or omission of Tenant or its agents, then in lieu of paying the claim relating to such M&M Lien Tenant shall have the right to contest the assertion, placement or attachment of such M&M Lien so long as (i) prior to any such contest (and no later than thirty (30) days after such lien has been filed) Tenant at its sole expense provides to Landlord a bond indemnifying against such M&M Lien that complies with Chapter 53, Subchapter H of the Texas Property Code (as amended from time to time) or its successor law, and (ii) Tenant contests such M&M Lien diligently and in good faith; provided, however, the foregoing right of Tenant to contest any such M&M Lien shall not impair or otherwise affect Tenant's indemnification obligations with respect to such M&M Lien. If any lien is asserted against the Premises due to acts of Landlord or its agents or contractors, Tenant shall not be obligated to remove such lien (it being agreed that the removal of such lien shall be Landlord's obligation).

         23. HAZARDOUS MATERIALS. Tenant shall never incorporate into, or dispose of, at, in or under the Premises, the Building or the Land any toxic or hazardous materials (as defined hereafter). Tenant further agrees not to use at, place in, or store at the Premises any toxic or hazardous materials, except for those toxic or hazardous materials that are either (a) office supplies or (b) kitchen cleaning materials that are generally considered to be a household cleaner and are purchased in a container not larger than one (1) gallon and then only if (i) all such toxic or hazardous materials, supplies and materials are properly labeled and contained, (ii) all such toxic or hazardous materials are stored, handled, transported and disposed of in accordance with highest accepted industry standards and all applicable laws, rules and regulations, and
(iii) if a material safety data sheet is required under applicable laws to accompany the toxic or hazardous materials, supplies or materials, a copy of such current material safety data sheet is provided to Landlord. For purposes of this Lease, "toxic or hazardous materials" shall mean hazardous or toxic chemicals or any materials containing hazardous or toxic chemicals at levels or content which cause such materials to be classified as hazardous or toxic as then prescribed by the highest industry standards or by the then current levels or content as set from time to time by the U.S. Environmental Protection Agency ("EPA") or the U.S. Occupational Safety and Health Administration ("OSHA") or as defined under 29 CFR 1910 or 29 CFR 1925 or other applicable governmental laws, rules or regulations. In the event there is a spill of a toxic or hazardous materials (other than permitted office supplies and kitchen cleaning supplies) at the Premises, the Building or the Land of which Tenant is aware, Tenant shall notify Landlord of the method, time and procedure for any clean-up and removal of such toxic or hazardous materials; and, Landlord shall have the right to require reasonable changes in such method, time or procedure. In the event there is a spill of a toxic or hazardous material that comes from office supplies in the Premises, Tenant shall notify Landlord if the spill would in any way endanger or pose a threat to

Tenant's employees, Building maintenance or custodial personnel, other Building tenants or the general public. In the event of any breach of this provision by Tenant or any contamination of the Premises, the Building or the Land, by Tenant, Tenant shall pay all costs for the removal or abatement or clean-up of any toxic or hazardous materials at the Premises, the Building and the Land. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges, if the audit discloses Tenant caused the release of hazardous materials and if such requirement applies to the Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request (but in no event more often than annually at Landlord's request) or otherwise at such times as requested by Landlord's mortgagee, concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials on the Premises occurring while Tenant is in possession or elsewhere if caused by Tenant or persons acting under Tenant. Landlord hereby agrees to indemnify and hold Tenant harmless from and against any and all costs of remediation, removal and clean-up (and fines and penalties relating thereto) of and from contamination of the Land by toxic or hazardous materials to the extent required by applicable law, which contamination exists as of the Commencement Date as a result of the acts of Landlord or its contractors; provided, however, Landlord's indemnification obligations shall not apply to any such contamination to the extent it results from the acts or omissions of Tenant, its agents, employees, licensees, invitees, contractors, sublessees, assignees or successors in interest. This Paragraph 23 shall survive the expiration or any termination of this Lease. Following the expiration of this Lease and upon Tenant's providing Landlord an environmental site assessment in form and substance reasonably satisfactory to Landlord and evidencing that Tenant is not then in breach of this Paragraph 23, Landlord agrees to acknowledge in writing that Tenant has been released from liability under this Paragraph 23.

         24. MISCELLANEOUS.

         A. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

         B. The terms, provisions and covenants contained in this Lease shall run with the land and shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, executors, personal representatives, legal representatives, successors and assigns, except as otherwise herein expressly provided. Landlord shall have the right to transfer and assign, in whole or in part, its rights and obligations in the Building and property that are the subject of this Lease. Upon any Landlord's conveyance of the Building or the Land, and the assignment of its rights under this Lease, to another party who assumes in writing all of the Landlord's obligations accruing after the data of the transfer ("Successor"), such Landlord shall be released from its obligations hereunder and the Successor shall become the "Landlord" hereunder from and after the date of any such conveyance and assignment and shall thereafter have all of the rights and obligations of the Landlord hereunder, in accordance with the terms hereof, during the period of its ownership of the Building. Landlord agrees to provide Tenant with notice of (i) any transfer of the Building, (ii) any transfer of Landlord's obligations hereunder, and (iii) the identity of the Successor party, which notice shall confirm such Successor's assumption of Landlord's obligations in accordance with this Paragraph 24B. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

         C. Landlord shall not be held responsible for delays in the performance of its obligations hereunder when caused by material shortages, weather, acts of God, labor disputes, or delays beyond those normally anticipated in connection with obtaining governmental approvals (collectively, the "Force Majeure Delays Promptly following the occurrence of any applicable events giving rise to Force Majeure Delays, Landlord shall provide Tenant written notice of any such delays that it intends to claim.

         D. Tenant agrees, from time to time, within ten (10) days after request by Landlord, to deliver to Landlord or Landlord's designee, a certificate of occupancy, financial statements (which may be Tenant's publicly available financial statements, so long as Tenant is a publicly held company) and an estoppel certificate stating (1) this Lease is in full force and effect, (2) the date to which rent is paid, (3) whether there is a default on the part of Landlord or Tenant under this Lease, (4) whether Tenant has any right of offset, claims or defenses to the performance of its obligations under this Lease, and
(5) such other factual matters pertaining to this Lease as may be reasonably requested by Landlord. Tenant shall be entitled to make such qualifications to the statements in such estoppel certificate as are necessary to make them factually accurate. Tenant shall not be required to provide estoppel certificates more frequently than four (4) times in any calendar year. If Tenant fails to deliver the same within such ten (10) day period such certificate as submitted by Landlord or Landlord's designee, as the case may be, shall be fully binding on Tenant, if Tenant fails to deliver a certificate within fifteen (15) days after receipt by Tenant of the certificate submitted by Landlord or Landlord's designee, as the case may be.

         E. This Lease constitutes the entire understanding and agreement of the Landlord and Tenant with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Landlord and Tenant with respect thereto. Landlord and Tenant each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations, or representations not expressly set forth in this Lease are of no force or effect. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

         F. All nonmonetary obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the Term of this Lease, and all monetary obligations of Tenant of which Tenant receives notice from Landlord within thirty (30) days thereafter, shall survive the expiration or earlier termination of the Term hereof, including without limitation, all payment obligations with respect to taxes and insurance and all obligations concerning the condition and repair of the Premises. Upon the expiration or earlier termination of the Term hereof, and prior to Tenant vacating the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord (with evidence from an independent inspector reasonably satisfactory to Tenant) as necessary to put the Premises, including without limitation, all heating and air conditioning systems and equipment thereon, in good condition and repair, reasonable wear and tear excluded. Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as reasonably estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums, common area maintenance, utility and other charges for the year in which the Lease expires or terminates, which amount shall be prorated to the date of termination or expiration. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor within ten (10) days after demand by Landlord, or with any excess to be returned to Tenant within ten (10) days after all such obligations have been determined and satisfied as the case may be. Any security deposit held by Landlord shall be credited against the amounts due from Tenant under this Paragraph 24F.

         G. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

         H. All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

         I. Each party represents and warrants to the other party that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than the broker or agent identified in the Basic Lease Information, and each party agrees to indemnify and hold the other party harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with the indemnifying party with regard to this leasing transaction.

         J. If and when included within the term "Landlord", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord. If and when included within the term "Tenant", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of Paragraph 25 hereof to the same effect as if each had received such notice.

         K. By taking possession of the Premises, Tenant shall be deemed to have: (a) acknowledged that the Premises and the improvements to be constructed pursuant to Exhibit "C" attached hereto are substantially complete except for those items marked by an "X" on Exhibit C-1 and "punch list" items (if any) and are accepted "as is" and "with all faults"; (b) accepted the Premises as suitable for the purposes for which the Premises are leased; and (c) acknowledged that the Premises are in a good and satisfactory condition. Landlord expressly disclaims, and Tenant hereby waives to the full extent permitted by law, any implied warranty that the Promises or the Building are suitable for Tenant's intended commercial purpose, and any and all other implied warranties (whether arising by virtue of statute, case law or otherwise). The foregoing shall not be construed to relieve Landlord from its obligations which are expressly set forth in this Lease, including, but not limited to, Landlord's obligations under Paragraph 5 hereof and Exhibit "C".

         L. Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound hereby until its delivery to Tenant of an executed copy hereof signed by Landlord, already having been signed by Tenant, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained herein to the contrary, Landlord may withhold delivery or possession of the Premises from Tenant until such time as Tenant has paid to Landlord the security deposit required by Paragraph 2B hereof.

         M. Landlord and Tenant agree that the financial terms and conditions of this Lease are confidential and the parties hereto agree not to disclose the financial terms of this Lease to any third party (other than to its attorneys and accountants and other than to parties who propose to purchase or finance the Building, or the Project of which the Building forms a part, or who propose to become investors in Landlord or Tenant) except as may be required by law or by the order of a court of competent jurisdiction. This Paragraph 24(M) supersedes that certain agreement between the parties dated January 7, 1999, and concerning the confidentiality of the terms and conditions of this transaction.

         N. [Intentionally omitted.]

         25. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivering of notice or the making of any payment by Landlord to Tenant, or with reference to the sending, mailing or delivering of any notice or the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:


                  (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address for Landlord set forth in the Basic Lease Information or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord. In addition to Base Rent due hereunder, all sums of money and all payments due Landlord hereunder shall be deemed to be additional rental owed to Landlord.


               (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address set forth in the Basic Lease Information, or at such other address as Tenant may specify from time to time by written notice delivered in accordance herewith.

               (c) Any written notice or document required or permitted to be delivered hereunder shall be deemed to be delivered, whether actually received or not, when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out in the Basic Lease Information, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.


         26. LANDLORD'S LIEN [Intentionally omitted]

         27. NAMING RIGHTS. Tenant shall have the right to refer to and otherwise identify the Building as "Two Ameritrade Place," or any other such similar name reasonably approved by Landlord.

         28. STATE-OWNED TRACT. It is contemplated by the parties that Landlord will attempt to acquire from the State of Texas by means of a long-term ground lease or an outright purchase that certain property located adjacent to the northwest corner of the Land and containing approximately 3,700 square feet, as shown in the area designated by shading on the attached Exhibit "B" (the "State-Owned Tract"). Approximately ten (10) to fifteen (15) parking spaces (out of the 1,150 spaces referenced in Paragraph 1 hereof) are presently anticipated to be provided on the State-Owned Tract; provided, however, if for any reason Landlord is unable to lease or purchase the State-Owned Tract, upon terms acceptable to Landlord in its sole and absolute discretion (i) Landlord shall provide Tenant, at its sole cost and expense, with the same number of parking spaces on the Parking Lot Tract (hereinafter defined), and (ii) the parties shall execute an amendment to this Lease whereby Tenant's Base Rent shall be reduced by an amount equal to one cent ($0.01) per square foot of area in the Premises per annum.

         29. ADDITIONAL PROVISIONS. See Exhibits "A" through "H: attached hereto and incorporated by reference herein.

         EXECUTED BY LANDLORD, this 19 day of March, 1999.

                                   ALLIANCE GATEWAY NO. 17, LTD.,
                                   A Texas limited partnership


                                   By: Hillwood Operating, L.P.,
                                       A Texas limited partnership,
                                       its general partner


                                       By: Hillwood Developing Corporation
                                           A Texas corporation,
                                           its general partner

                                           By:  M. THOMAS MASON
                                               ---------------------------------
                                           Its: M. THOMAS MASON
                                               ---------------------------------
                                                    SECRETARY

          EXECUTED BY TENANT, this 11 day of March, 1999.

                                           AMERITRADE HOLDING CORPORATION,
                                           a Delaware corporation

                                           By:  /s/ SUSAN M. HOHMAN
                                                --------------------------------
                                                Susan Hohman
                                           Its: Vice President of Infrastructure
                                                  and Facilities

                                   EXHIBIT A

                              AMERITRADE SITE PLAN

                                  EXHIBIT "B"

                               LEGAL DESCRIPTION

Being a tract of land situated in the F. Cuella Survey, Abstract Number 267, and the J. Chirino Survey, Abstract Number 265, Tarrant County, Texas and being part of that tract of land conveyed to Hillwood/Freeway, Ltd., recorded in Volume 9581, Page 66, Deed Records of Tarrant County, Texas and a portion of that tract of land as described by deed to Hillwood/1088, Ltd as recorded in Volume 12268, Page 2197, said county records, and being more particularly described by metes and bounds as follows:

COMMENCING at the northwest corner of Lot 1, Block 2, Alliance Gateway East as recorded in Cabinet A, Slide 2423, county records, Tarrant County, Texas;

THENCE S 89 degrees 51'39"W, 733.51 feet to a 5/8 inch iron rod with yellow cap stamped "Carter & Burgess" set at the POINT OF BEGINNING;

THENCE S 32"38'23"E, 113.14 feet;

THENCE N 59"14'27"E, 39.64 feet;

THENCE S 29"46'06"E, 161.43 feet;

THENCE S 52"13'26"E, 56.02 feet;

THENCE N 89"51'38"E, 70.83 feet;

THENCE S 00 degrees 08'21"E, 505.00 feet;

THENCE S 89 degrees 51'39"W, 894.59 feet to the beginning of a curve to the right;

THENCE 141.54 feet along the arc of said curve to the right, through a central angle of 90 degrees 06'27", having a radius of 90.00 feet, the long chord of which bears N 45 degrees 05'08"W, 127.40 feet;

THENCE N 00 degrees 01'54"W, 395.70 feet to the south right-of-way line of State Highway 170;

THENCE continuing with said south right-of-way the following bearing and distances:

     N 89 degrees 59'06"E, 80.66 feet;

     N 00 degrees 20'13"W, 13.02 feet;

     N 51 degrees 03'55"W, 103.64 feet;

     N 35 degrees 29'55"E, 84.51 feet;

     N 59 degrees 14'12"E, 497.85 feet to the beginning of a curve to the right;

THENCE 111.88 feet along the arc of said curve to the right, through a central angle of 00 degrees 33'37", having a radius of 11,439.14 feet, the long chord of which bears N 58 degrees 57'33"E. 111.88 feet;

THENCE S 32 degrees 38'23"E, 223.86 feet to the POINT OF BEGINNING and continuing 713,090 square feet or 16.370 acres of land more or less.

                                  EXHIBIT "C"
                                  -----------

                             LEASEHOLD IMPROVEMENTS
                             ----------------------
                                  (Allowance)

     1. LANDLORD'S WORK. Landlord shall, at its sole expense, construct the shell portion ("Shell") of the Building in a good and workmanlike manner and in accordance with the Shell Building Design Criteria attached hereto as Exhibit "C-1" and made a part hereof (such work being referred to herein as the "Landlord's Work").

     2. WORKING DRAWINGS. On or before September 15, 1999, Tenant shall, at its expense, provide to Landlord for its approval final working drawings, prepared by DLR Group or another architect that has been approved by Landlord, of all improvements that Tenant proposes to install in the Premises ("Leasehold Improvements") which Leasehold Improvements are generally described on Exhibit "C-2" attached hereto and made a part hereof; such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings or any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the Leasehold Improvements called for under this Exhibit "C" in accordance with all applicable governmental laws, codes, rules and regulations. Further, if any of Tenant's proposed construction work will affect the Building's HVAC, electrical, mechanical, plumbing systems or other central or branch systems, then the working drawings pertaining thereto shall, at Landlord's option, be prepared by the Building's engineer of record, whom Tenant shall at its cost engage for such purpose. Landlord's approval of such working drawings shall not be unreasonably withheld, provided that (a) they comply with all applicable governmental laws, codes, rules, and regulations,
(b) such working drawings are sufficiently detailed to allow construction of the Leasehold Improvements in a good and workmanlike manner, and (c) the improvements depicted thereon conform to the scope of work depicted on Exhibit "C-2" attached hereto and to the rules and regulations promulgated from time to time by Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant). As used herein, "Working Drawings" shall mean the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "Work" shall mean the work required to construct and install all Leasehold Improvements to be constructed in accordance with and as indicated on the Working Drawings. Approval by Landlord of the Working Drawings shall not be a representation or warranty of Landlord, and shall create no responsibility or liability on the part of Landlord, with respect to their adequacy for any use, purpose or condition, their completeness, design sufficiency, or compliance with any laws, rules or regulations of governmental agencies or authorities, but shall merely be the consent of Landlord to the performance of the Work. Tenant shall, at Landlord's request, sign the Working Drawings to evidence its review and approval thereof. All changes in the Work must receive the prior written approval of Landlord, which approval shall not be unreasonably withheld so long as the changes in the Work do not adversely affect the Shell, the Building systems, or Landlord's timely prosecution of the Landlord's Work, and in the event of any such approved change Tenant shall, upon completion of the Work, furnish Landlord with an accurate, reproducible "as-built" plan (e.g., sepia) of the Leasehold Improvements as constructed, which plan shall be incorporated into this Lease by this reference for all purposes.

     3. CONTRACTOR. The Work shall be performed only by contractors and subcontractors whose bids have been reviewed by Landlord and who are reasonably acceptable to Landlord. Tenant shall enter into the construction contract ("Contract") with the contractor who has been selected by Tenant and approved by Landlord (which approval shall not be unreasonably withheld) to perform the Work ("Contractor"). The Contract shall be in form and substance reasonably acceptable to Landlord. The Contractor and all subcontractors shall be required to procure and maintain (a) insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require and such Insurance policies must name Landlord and Landlord's mortgagee as additional insureds and
(b) payment and performance bonds covering the cost of the Work and otherwise reasonably satisfactory to Landlord. Certificates of such insurance, with paid receipts therefor, and copies of such bonds must be received by Landlord before the Work is commenced. The Work shall be performed in a good and workmanlike manner that is free of defects and is in strict conformance with the Working Drawings, shall be diligently prosecuted to completion, and shall be performed in such a manner and at such times as to maintain harmonious labor relations and not to interfere with or delay Landlord's prosecution of the Landlord's Work. The Contractor and all subcontractors shall contact Landlord and schedule time periods during which they may use Building facilities in connection with the Work (e.g., elevators, excess electricity, etc.).

     4. TENANT DELAY. If a delay in the performance of the Landlord's Work occurs (a) because of any change by Tenant to the Working Drawings, (b) because of Tenant's failure to pay when due any expense, charge or fee due from Tenant to Landlord pursuant to this Lease, (c) Tenant's failure to reasonably cooperate with Landlord and its contractors, or (d) Tenant's or Tenant's agents otherwise delay completion of the Landlord's Work for reasons other than to enforce Tenant's rights on account of Landlord's breach of its obligations under the Lease (including, without limitation, any delay caused by Tenant's early occupancy of a portion of the Premises for the construction of the Leasehold Improvements), then, any such delay shall be a "Tenant Delay".

     5. TOTAL CONSTRUCTION COSTS. Tenant shall bear the entire cost of performing the Work (including, without limitation, the cost of preparing the Working Drawings, costs of construction, labor and materials, removing any improvements currently in the Premises, electrical usage during construction, additional janitorial services, general tenant signage, and related taxes and insurance costs, all of which costs are herein collectively called the "Total Construction Costs") in excess of the Construction Allowance (hereinafter defined) and the A&E Fee Allowance (hereinafter defined).

     6. CONSTRUCTION ALLOWANCE. Landlord shall provide to Tenant a construction allowance ("Construction Allowance") for the purpose of defraying the cost of constructing the Leasehold Improvements which Construction Allowance shall be equal to the lesser of (i) the Total Construction Costs, or (ii) $3,500,000.00 ($25.00 per square foot of area in the Premises).

     7. ARCHITECTURAL AND ENGINEERING FEES ALLOWANCE. Separate from the Construction Allowance, the parties acknowledge and agree that Landlord is providing an architectural, engineering, and general space-planning fees allowance of Two Hundred Thousand Dollars ($200,000.00) ("A&E Fee Allowance"). Tenant shall be entitled to apply the A&E Fee Allowance to pay for the cost of the plans, specifications, construction drawings and Working Drawings contemplated under Section 2 of this Exhibit "C" provided, however, if Construction Allowance funds are available, then Construction Allowance funds may be used and if so used, the amount of the Construction Allowance shall be reduced by the amount so used. The A&E Fee Allowance shall be disbursed to Tenant upon Tenant's providing to Landlord reasonably satisfactory evidence that the architectural, engineering and space planning fees in question were in fact incurred.

     8. PAYMENT OF CONSTRUCTION COSTS. (a) Tenant shall cause the Contractor to construct the Leasehold Improvements in a good and workmanlike manner, in accordance with the Working Drawings and in compliance with all applicable laws, codes, rules and regulations. Without limiting the generality of the foregoing, Tenant shall, at its sole expense, obtain all building permits, certificates of occupancy and all other approvals, permits, certificates and other authorizations in connection with the construction of Leasehold Improvements and the occupancy of the Premises. Tenant shall promptly pay the Contractor, in accordance with the Contract, for all work performed pursuant thereto and shall cause the Contractor to pay all its subcontractors, materialmen, suppliers, and laborers in a timely manner so that no mechanic's, materialmen's or other lien shall ever attach to the Project or any portion thereof or any interest therein.

     Landlord shall at all times have the right to enter on the Leased Premises and inspect the progress of the Work and to supervise and coordinate such construction activities, for the purposes and prosecution of Landlord's Work, and so as to determine whether the Leasehold Improvements are compatible with existing electrical, mechanical, HVAC and other Building central and branch systems and the Landlord's quality standards. Each party agrees to reasonably cooperate with the other party in connection with the prosecution of the work performed by both parties and to not unreasonably interfere with the other party's work.

     Landlord shall disburse to Tenant the then-available Construction Allowance in periodic draws (collectively, the "Draws"), each such Draw to be in an amount equal to (the product of (i) the total Construction Allowance, multiplied by (ii) a fraction, the numerator of which is the value of the portion of the Work completed from the date of the immediately preceding Draw (or in the case of the first Draw, since the commencement of the Work) until the date of the Draw in question (as evidenced by an architect's certificate as described below), and the denominator of which is the Total Construction Costs, provided that:

          (i) Tenant delivers to Landlord evidence satisfactory to Landlord that all such costs incurred in connection with the Work, and for which Tenant is seeking reimbursement, were in fact incurred by Tenant;

         (ii) Tenant delivers to Landlord on architect's certificate (on an AIA form or another form reasonably acceptable to Landlord) issued by Tenant's architect, as to the value of the work with respect to which such Draw is being requested;

        (iii) Tenant pays to the Contractor, concurrently with the receipt of the Draw in question, all remaining amounts owed to the Contractor, all subcontractors, and materialmen, suppliers and laborers through the date of the Draw in question;

         (iv) Tenant delivers to Landlord final mechanic's and materialmen's lien waivers and releases (in form and substance acceptable to Landlord) from the Contractor and all subcontractors, materialmen, suppliers and laborers with respect to all work done through the date of the Draw in question;

         (v) Tenant has prosecuted construction of the Leasehold Improvements in accordance with the Working Drawings; and

        (vi) Tenant is not in default hereunder.

Landlord may, at its option, pity the Construction Allowance through one or more checks payable jointly to Tenant and the Contractor and any subcontractors, materialmen, suppliers and laborers to the extent of payments due to such parties in connection with the Work. Tenant shall be liable for all Total Construction Costs in excess of the Construction Allowance.

     (b) Notwithstanding anything to the contrary contained herein, the Construction Allowance shall not be used for (and Landlord shall have no obligation to use or advance any portion of the Construction Allowance for) the cost of furniture, fixtures or equipment which are not permanently attached to the Land or the Building (including, but not limited to, tenant signage, security systems, telephone equipment, or any other special utility service lines needed by Tenant for its use of the Premises).

     9. PARKING LOT IMPROVEMENTS. Tenant shall have the right, at its sole cost and expense, at any time prior to the expiration of the Lease Term to require Landlord to pave the approximately 1.39 acre tract of land more particularly described on Exhibit "C-3" attached hereto and made a part hereof ("Parking Lot Tract" and to construct an additional parking lot thereon ("Additional Parking Lot") in accordance with (i) Landlord's plans and specifications therefor which have been approved by Tenant in writing (which approval shall not be unreasonably withheld) and (ii) all applicable laws. Prior to Landlord's commencement of construction of the Additional Parking Lot, Tenant shall pay Landlord an amount that is a reasonable estimate of the cost of such paving and all associated landscaping, irrigation, and design expenses to be incurred by Landlord in connection with the construction of the Additional Parking Lot and the satisfaction of all relevant requirements of the "Alliance Development Guidelines" and the Development Review Board (the "Up-front Payment"). If at any time during Landlord's construction of the Additional Parking Lot, Landlord reasonably determines that the cost of such construction and such associated expenses will exceed the Up-front Payment by an amount that is at least ten percent (10%) of the Up-front Payment, Landlord shall provide Tenant with written notice of the cost increase within five (5) business days of its awareness of such increase. Upon Landlord's completion of the construction of the Additional Parking Lot,

Landlord shall invoice Tenant for the actual costs and expenses incurred by Landlord in connection with its construction of the Additional Parking Lot and such associated costs. If the amount expended by Landlord is less than the Up-front Payment, Landlord shall reimburse Tenant for the amount of such excess within ten (10) days after demand. If the amount expended by Landlord is greater than the Up-front Payment, Tenant shall pay the difference to Landlord within ten (10) days after demand. Notwithstanding anything to the contrary contained herein, Tenant shall not be entitled to use the Construction Allowance or the A&E Fee Allowance in connection with such construction, and shall not be entitled to receive any other allowance in connection with the construction of the Additional Parking Lot.

     Notwithstanding the foregoing, if Landlord constructs 10-15 parking spaces on the Parking Lot Tract as contemplated under Paragraph 28 of the Lease then the cost of such 10-15 spaces so constructed on the Parking Lot Tract shall be borne exclusively by Landlord (but Tenant shall be responsible for the costs of construction of the remaining parking on the Parking Lot Tract, as provided above).

     10. LEASE CONSTRUCTION PROVISIONS. To the extent not inconsistent with this Exhibit, Paragraph 7 of this Lease shall govern the performance of the Work and the Landlord's and Tenant's respective rights and obligations regarding the improvements installed pursuant thereto.

                                 EXHIBIT "C-1"


                              ALLIANCE GATEWAY 17
                                 SHELL BUILDING
                                DESIGN CRITERIA






March 2, 1999

                              ALLIANCE GATEWAY 17
                                 SHELL BUILDING
                                DESIGN CRITERIA

    GENERAL

     1.   This design criteria describes the shell building.

     2.   Total shell building shall be approximately 140,000 square feet.

     3. In addition, Landlord shall provide an interior improvement allowance of $25.00 per square foot ($3,500,000.00) for finish out of the lease space.

     4. Approximately 1,150 parking spaces shall be provided at the building.


    SITE WORK

     1.   Sub-Soil Investigation

          a) A soils report shall be obtained from a qualified local geotechnical engineer. The report shall be a complete site analysis, including recommendations for structural foundation systems, building pad preparation, sub-grade and paving designs.

     2.   Site Preparation

          a) All existing vegetation shall be removed from the proposed construction area.

          b) Existing unsuitable and/or organic soils, if any, shall be stripped and removed from the building and paving areas. Excess soils to be removed from site.

          c) Soil erosion and sediment control shall be provided to the satisfaction of local governing authorities.

     3.   Drainage

          a) Parking areas and roadway entrances shall be drained as required.

          b) Storm drainage system shall be sized to accommodate interior roof drainage systems.

Alliance Gateway 17                                               March 2, 1999
Design Criteria
                                      -2-

          c)   Storm water design shall meet all local codes and ordinances.

     4.   Payment

          a) All automobile pavement areas shall be constructed in accordance with geotechnical and structural engineers' recommendations. As a minimum, the pavement shall be constructed of 3,000 psi concrete, 5" thick, with #3 reinforcing bars 18" on center each way. A heavy broomed finish shall be provided.

          b) All truck paving and roadway entrances shall be constructed in accordance with geotechnical and structural engineer's recommendations As a minimum, the pavement shall be constructed of 3,500 psi concrete, 7" thick, on a compacted subgrade with a minimum of #3 reinforcing bars at 18" on center each way. A heavy broomed finish shall be provided.

          c) All paving shall have the construction joints and sawn control joints caulked with an appropriate elastomeric sealant.

          d) A 6" concrete curb intergral with the concrete paving shall be provided at the roadway entrances, around truck aprons and along all truck drives. Curbs shall be drilled at interim locations to provide for drainage of irrigation water, if required by the geotechnical engineer.

          e) Concrete approaches shall be provided and shall conform to City specifications.

          f) Concrete curbs shall be provided adjacent to all sidewalks, around planting areas, and at all paving perimeters.

          g) All sidewalks shall be 4" thick, 3,000 psi reinforced concrete over a 3" sand cushion and shall receive a broomed finish.

     5.   Site Utilities

          a) Water for fire protection and domestic water use shall be provided underground and sized to accommodated building requirements.

          b) A sanitary sewer system shall be provided and sized to accommodate, the plumbing fixture requirements.

          c) Electric, and natural gas service shall be provided and sized to accommodate the building requirements.

          d) Conduits shall be provided for future telephone service as provided by the tenant. Service to the building shall be adjacent to the site, underground and have the ability to provide voice and data transmission by way of fiber optics.

          e) The tenant shall be e responsible for applying for utility services and for paying the associated fees and deposits.

     6.   Landscaping

          a) Landscape design, soil preparation, plants and labor shall be included.

          b) A lawn sprinkler system shall be installed at all planting areas. Adequate freeze-proof hose bibs shall be provided off of this system.

     7.   Site Lighting

          a) Exterior lighting shall be provided by the use of wall-mounted 400 watt, metal halide fixtures at all wells except the office area.

          b) All site lighting shall be activated by light sensitive photocells.

          c) Pole lights shall be installed in the parking lot to provide adequate lighting.

BUILDING

     1.   Excavation Backfilling and Grading

          a) All cut, fill, fine grading and scraping of the site shall be included.

          b) Fill under the building shall be as specified by geotechnical engineer and tested as directed by the geotechnical engineer. Compaction shall be a minimum of 95% (modified Proctor method ASTM D1557), A select fill building pad of 2' of material with a plasticity index of maximum 8-15 shall be utilized.

          c) Any areas not covered by the building or site work shall be stabilized and graded for proper drainage and maintenance.

2.   Foundation

     a) The foundation for the warehouse and office area shall be as specified by the geotechnical engineering report.

     b)   Concrete pads and/or stairs shall be provided at all egress doors.

     c) The dock height shall be 48" above the truck apron, measured at 2'- 6" from the building.

3.   Floor Slab

     a) The warehouse floor slab is to be constructed in accordance with geotechnical and structural engineer's recommendations. As a minimum, the floor slab shall be constructed of 6" thick, 4,000 psi reinforced concrete. Reinforcing shall be #3 reinforcing bars, 18" on center each way, Pad. located approximately 2" from top of slab.

     b) All concrete shall have a maximum allowable slump of 5" as tested by a qualified concrete testing agency at the site.

     c)   Surface flatness tolerance in the warehouse area shall be 1/8" in 10'.

     d) Placement of concrete shall be done by utilizing a laser driven screed or a hydraulic power-driven screed in accordance with the structural engineer's recommendation.

     e) Slab control joints shall be saw cut at the optimum time to help reduce shrinkage cracking, but no less than 10 hours after the concrete has been placed. The maximum distance between saw cut control joints shall be 20' or an recommended by structural engineer. The joints shall be cut a maximum width of 1/8" and one-third the depth of the slab thickness.

     f) Slab construction joints arc to be dowelled with #5 smooth bars at 18" on center.

     g) All concrete mix designs shall be provided by a structual engineer and shall be reviewed and approved by the structural engineer and the selected independent testing agency prior to any concrete placement.

     h) All column shall have a formed diamond or round block out that will be poured and saw cut separately.

     i)   No key ways of any type shall be allowed in the floor slab.

     j)   A vapor barrier shall be provided under the office area.

4.   Exterior Walls

     a) The exterior walls of the warehouse shall be load-bearing concrete panels formed, poured, finished and erected on-site. The contractor shall provide panel drawings that detail the thickness of the panels, structural reinforcing, and lifting anchors that shall be submitted, reviewed and approved by the structural engineer.

     b) Placement of a crane on the floor slab to erect exterior wall panels is strictly prohibited. The erection of the wall panels shall be from the exterior of the building.

     c) All panel joints shall have a backer rod and be caulked on the inside rind outside with an elastomeric caulking material.

     d) The interior side of the concrete walls shall have all holes patched and have a smooth, steel trowelled finish.

     e) The exterior walls of the office area shall consist of an aluminum "Alucabond" canopy and storefront glass system designed by the architect and approved by the structural engineer.

5.   Structure

     a) The roof structure shall consist of structural steel joist girders and bar joints supported by steel columns on the interior bays and loadbearing masonry wall panels or steel columns on the building perimeter.

     b) The standard bay size shall be 40'x50', and the structure shall be designed to accommodate a 24' interior clear height at the first column line in from the perimeter wall to the bottom of the joist structural member.

     c) All structural steel shall receive one (1) shop coat of alumimum colored paint. After erection bas been completed damaged, rusted or scraped metal areas shall be touched up with the same aluminum colored point.

6.   Miscellaneous Metals

     a) As required, lintels, sill angles, roof frames and other miscellaneous metals shall be provided and painted to match structural steel.

     b) As required, exterior pipe handrails shall be provided at exterior stairs.

     c) Metal channel protectors shall be provided to a height of 4' at all overhead doors.

     d) An interior roof ladder with a cage shall be installed to provide access to the roof.

7.   Roof Deck and Roofing

     a) The roof deck shall be a factory-painted, light gray metal deck with a slope of approximately 1/4" per foot. After erection has been completed, damaged, rusted or scraped metal areas shall be touched up with the same paint.

     b) The roofing system shall be a four-ply, built-up roofing system utilizing insulation board with asphalt and gravel topping. The roof's insulation value shall be a minimum of R-10.

     c) The roof shall be drained by roof drains and interior downspouts. Overflow scuppers shall be provided along the parapet of the perimeter for emergency conditions.

     d)   The roof shall have a 10-year limited manufacturer's warranty.

8.   Glass and Glazing

     a) Fixed glass at the office entrance areas shall be 1/4" tempered float glass in accordance with the building codes.

9.   Doors, Frames and Hardware

     a) The office main entrance doors shall be 1/4", reflective, tempered float glass set in a prefinished anodized aluminum frame.

     b) Exterior and interior personnel doors leading into the warehouse shall be hollow metal doors with metal frames and standard industrial-grade hardware as manufactured by Schlage, Best, or equal.

10.  Painting

     a) All exterior exposed steel, such as personnel doors, handrails, pipe bollards, etc., shall be given one (1) coat of primer and one (1) coat of an exterior enamel paint.

     b) All concrete to be painted shall receive two (2) coats of heavy-textured paint manufactured by Thuro-Coat, or equal.

     c) All parking striping shall be 4" wide with painted lines and 18' long approximately 9'0" on center.

11.  Fire Protection

     a) A Class 4 wet sprinkler system shall be installed in the entire building. Tenant responsible for extension of Fire Protection System beyond base building design and as required for tenant's interior improvements.

     b) An underground fire protection system shall to provided as required to meet local fire protection codes.

12.  Electrical

     a) Main electrical service from the utility company shall be underground to a pad-mounted transformer (by the utility company). The service shall be 480/277 volt, three-phase, four-wire and sized to accommodate the building requirements. Approximate requirement will be for 2,000 kW demand.

    b) A house panel shall be installed for site lighting operation until interior finish is provided.

13.  Additional Leasehold Improvements

     Hillwood Development Corporation intends to provide only a shell building for the warehouses and office area as described in the Design Criteria herein. Additionally, Hillwood shall provide an improvement allowance as above and in the lease proposal.

                                   EXHIBIT C

                                AMERITRADE MALL

                                  EXHIBIT C-2

                  [AMERITRADE SOUTHROADS LOWER LEVEL SITE PLAN]

                                 EXHIBIT "C-3"

                               LEGAL DESCRIPTION

Being a tract of land situated in the F. Cualla Survey, Abstract Number 267, and the J. Chirino Survey, Abstract Number 265, Tarrant County, Texas and being part of that tract of land conveyed to Hillwood/Freeway, Ltd., recorded in Volume 9581, Page 66, Deed Records of Tarrant County, Texas and being more particularly described by motes and bounds as follows:

COMMENCING at the northwest corner of Lot 1, Block 2, Alliance Gateway East as recorded in Cabinet A, Slide 2423, country records, Tarrant County, Texas;

THENCE, S 89 degrees 51'39"W, 146.61 feet;

THENCE, S 00 degrees 08'21"E, 250.00 feet to the POINT OF BEGINNING;

THENCE, S 89 degrees 51'39"W, 120.00 feet;

THENCE N 00 degrees 08'21"W, 505.00 feet;

THENCE N 89 degrees 51'39"E, 120.00 feet to the POINT OF BEGINNING and containing 60,000 square feet or 1.391 acres of land more or less.




                                                                   March 3, 1999

                                 EXHIBIT "C-4"

                      ALLIANCE GATEWAY-PHASE I ASSOCIATION
                             13600 HERITAGE PARKWAY
                                   SUITE 200
                              FORT WORTH, TX 76177

                                 March 4, 1999


Re:  Proposed Building Signage, Ameritrade
     Gateway No. 16 & No. 17
     Alliance Gateway, Fort Worth


Dear Jack:

The Alliance Gateway-Phase I Association's Development Review Board ("DRB") has reviewed the conceptual building signage for Ameritrade at the above-referenced locations. A complete package of the drawings submitted has been enclosed with comments for your review and consideration.

Either internally illuminated individual letters or reverse channel silhouette illuminated letter signage will be acceptable. Whichever style is selected should be used on both buildings. Only one building mounted sign will be allowed on each building. In both cases the signage should be positioned generally in the upper third and corner position of the building fascia. Maximum signage height will be 24 inches.

Signworks Design No. 16484d
---------------------------

o Drawing approved as noted above. The size of the lettering should perhaps be slightly smaller on Building No. 16. This will depend ultimately on the final elevation and wall height of Building No. 17.


Other
-----

o All site signage including internal directional and international must comply with the Alliance Development Guidelines.

o An Alliance site address sign will be required for both buildings. Subject to size/color approval, Ameritrade signage copy may be used on the site address sign as well.

Jack, you mentioned earlier today that the Ameritrade logotype actually has the logo stacked on top of the name lettering and that this is actually how the signage will be proposed. This arrangement will probably work fine on Building No. 17; however, given the height of the fascia on Building No. 16, I have some real concerns about not "stuffing" the fascia with signage and yet still keeping the lettering large enough to be readable. We should give this careful consideration, and it is possible that the stacked arrangement is not achievable on Building No. 16.

Mr. Jack Morris
March 4, 1999
Page 2


I trust this information helps you in finalizing your signage program for both buildings, and I look forward to receiving finalized drawings.

Please let me know if I can be of any further assistance in this matter.

Sincerely,


/s/ L. RUSSELL LAUGHLIN
L. Russell Laughlin


LRL:msf
Enclosure
cc:  30-16 DRB Ameritrade
     Bill Burton, HDC

                           AMERITRADE
          [LOGO]

                                 INDIVIDUAL REVERSE-CHANNEL SILHOUETTE NEON
                                    ILLUMINATED ALUMINUM LETTERS & LOGO
                           ---------------------------------------------------
                           Fabricate and Install a set of 30" to 22 1/4" X 3" deep reverse-channel silhouette letters painted black also fabricate and install a 42" X 51 1/4" X 3" deep reverse-channel silhouette logo painted black and [ILLEGIBLE] yellow LED. [ILLEGIBLE]

  Sign Location on
   East Elevation
   [ILLEGIBLE]
---------------------------------------------------------------------------------------------------
[ILLEGIBLE]                                             Designer:  [ILLEGIBLE]  Specifications: For
------------------------------------------------------------------------           Shop Use Only
S           Contract No:    Salesperson:  [ILLEGIBLE]   Due Date:
WORKS       ------------------------------------------------------------
            [ILLEGIBLE]     [ILLEGIBLE]                 Approved By:
            ------------------------------------------------------------
[ILLEGIBLE] Date:           [ILLEGIBLE]                 Approval Date:
---------------------------------------------------------------------------------------------------

                                  EXHIBIT "D"

                      MEMORANDUM OF ACCEPTANCE OF PREMISES

     This memorandum is entered into on ___________ 1999 by Alliance Gateway No. 17, Ltd. ("Landlord") and Ameritrade Holding Corporation ("Tenant"), pursuant to Paragraph 1 of the Lease Agreement ("Lease") dated _____________, 1999 executed by Landlord and Tenant. All terms used herein have the same meanings as in the Lease. This memorandum amends the Lease (including the Basic Lease Information) to the extent of the matters set forth herein.

     1. The Commencement Date is __________ 1999.

     2. The Premises contain 140,000 square feet of area.

     3. The Building contains 140,000 square feet of area.

     4. Tenant's Proportionate Share is 100%.

     EXECUTED BY LANDLORD, this ____ day of March, 1999.

                                        ALLIANCE GATEWAY NO. 17, LTD.,
                                        a Texas limited partnership

                                        By: Hillwood Operating, L.P.,
                                            a Texas limited partnership,
                                            its general partner

                                            By: Hillwood Development Corporation
                                                a Texas corporation,
                                                its general partner

                                                By:
                                                     ---------------------------
                                                Its:
                                                     ---------------------------

     EXECUTED BY TENANT, this ____ day of March, 1999.

                                        AMERITRADE HOLDING CORPORATION,
                                        a Delaware corporation

                                        By:
                                             -----------------------------------
                                             Susan Hohman
                                        Its: Vice-President of Infrastructure
                                             and Facilities

                                  EXHIBIT "E"

                              FINANCING STATEMENT

                            [Intentionally omitted.]

                                  EXHIBIT "F"

                                RENEWAL OPTIONS

     1. GRANT OF OPTION. Provided Tenant is not then in default under Subparagraph 19(A) of the Lease, Tenant may renew this Lease for two (2) additional periods of five (5) years each on the same terms and conditions as provided in this Lease (except as set forth below), by delivering written notice of the exercise thereof to Landlord not later than twelve (12) months before the expiration of the Term. On or before the commencement date of the extended Term in question, Landlord and Tenant shall execute a renewal agreement extending the Term on the same terms and conditions as provided in this Lease, except as follows:

          (a) The Base Rent payable during each such extended Term shall be the prevailing rental rate, at the commencement of such extended Term, for space of equivalent quality, size, utility and location in Alliance Commerce Center, Alliance Gateway, Valwood and Centreport area, taking into account all relevant factors including, but not limited to, the expense of new tenant finish-out, leasing commissions, the length of the extended Term and the credit standing of Tenant ("Market Rate"), determined in accordance with paragraph (2) below; provided, however, that Base Rent payable during any year of such extended Term shall in no event be less than the Base Rent payable hereunder during the last year prior to the commencement of such extended Term;

          (b) Tenant shall have no further renewal options unless expressly granted by Landlord in writing; and

          (c) Landlord shall lease to Tenant the Premises in their then-current condition, provided that Landlord shall continue to perform its maintenance obligations under the Lease.

     Tenant's rights under this Exhibit "F" shall terminate if (i) this Lease or Tenant's right to possession of the Premises is terminated, (ii) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises, unless Tenant's assignee or sublessee is an Affiliate of Tenant, or
(iii) Tenant fails to timely exercise its option under this Exhibit "F", time being of the essence with respect to Tenant's exercise thereof. If this Lease is renewed or extended, the word "Term" shall include the additional period covered by the renewal or extension, and this Lease shall apply to such additional period except as otherwise provided for herein.

     2. DETERMINATION OF MARKET RENT. Upon notification from Tenant of the exercise of a renewal option, Landlord shall within ten (10) days thereafter notify Tenant in writing of the proposed Market Rate applicable to the renewal term in question; Tenant shall, within ten (10) days following receipt of such notice from Landlord, notify Landlord in writing of the acceptance or rejection of the proposed Market Rate. If Tenant fails to respond to Landlord's designation of Market Rate within said 10-day period, Tenant shall be deemed to have accepted Landlord's designation of Market Rate for all purposes. In event of rejection by Tenant, the Market Rate for the renewal term in question shall be determined as follows:

          (a) Within ten (10) days following notification of Tenant's rejection, Landlord and Tenant shall each appoint an appraiser. Any appraiser appointed hereunder (whether by a party hereto or by an appraiser so appointed, as hereinafter provided) shall be impartial, have an office in Tarrant County, shall have at least ten (10) years' experience as a real estate appraiser of warehouse/industrial buildings in the Tarrant County area (or shall have at least ten (10) years' experience in leasing warehouse/industrial space in the Tarrant County area), and shall be a member of the American Institute of Real Estate Appraisers or a successor or similar organization of recognized national standing, some of whose members are frequently employed for appraisal purposes by federal or state governments. The two appraisers appointed shall meet promptly and attempt to agree on a determination of the Market Rate for the renewal term in question. The determination of Market Rate by the two appraisers, if they agree, shall be binding on Landlord and

     Tenant. If the Market Rate determinations of the two appraisers differ by an amount equal to or less than five percent (5%) of the higher of the two determinations of Market Rate, then the Market Rate shall be equal to the arithmetic mean of the two determinations.

          (b) If the two appraisers cannot agree upon the Market Rate for the renewal term in question within ten (10) days following their appointment, or if their determinations of Market Rate differ by more than five percent (5%) of the higher of the two determinations of Market Rate, then the two appointees shall select a third appraiser, but if they are unable to agree on a third appraiser within five (5) days, then each appraiser shall select the names of two willing persons qualified to be appraisers hereunder and from the four persons so named, one name shall be drawn by lot by a representative of Tenant in the presence of a representative of Landlord, and the person whose name is so drawn shall be the third appraiser. If either of the first two appraisers fails to select the names of two willing, qualified appraisers and to cooperate with the other appraiser so that a third appraiser can be selected by lot, as aforesaid, the third appraiser shall be selected by lot from the two appraisers which were selected by the other appraiser for the drawing. The three appraisers so selected shall confer and immediately proceed to determine the Market Rate for the renewal term in question. If the three appraisers fail to agree on such Market Rate within ten (10) days after the appointment of the third appraiser, the average of the two determinations of Market Rate which are closer to each other than the third determination of Market Rate shall be the Market Rate for the renewal term in question.

          (c) The appraisers selected hereunder shall deliver a signed written report of their appraisal, or the average of the two closer appraisals, as the case may be, to Tenant and Landlord. The fee of the appraiser initially selected by Tenant shall be paid by Tenant, the fee of the appraiser initially selected by Landlord shall be paid by Landlord, and the fee of any third appraiser and any expenses reasonably incident to the appraisal (except attorneys' fees, which shall be borne by the party incurring the same) shall be shared equally by Tenant and Landlord. Any vacancy in the office of the appraiser appointed by Tenant shall be filled by Tenant, any vacancy in the office of the appraiser appointed by Landlord shall be filled by Landlord, and any vacancy in the office of the third appraiser shall be filled by the first two appraisers in the manner specified above for the selection of a third appraiser.

          (d) If appraisal proceedings are initiated as provided above in order to determine the Market Rate which is applicable to the renewal term in question, the decision and award of the appraisers as to such Market Rate shall be final, conclusive, and binding on the parties, absent settlement by agreement of the parties prior to the rendering by the appraisers of any such decision and award. If the Market Rate is not finally determined prior to the commencement of the renewal term in question, Tenant shall pay Base Rent based upon Base Rent theretofore in effect under this Lease until the final determination of the Market Rate for the renewal term in question occurs as provided above. If the final determination of such Market Rate is different from the amount paid by Tenant, Tenant shall promptly pay to Landlord any deficiency in Base Rent or Landlord shall promptly pay to Tenant any overpayment of Base Rent from the commencement of the renewal term in question until such final determination.

          (e) If the Market Rate for either renewal Term is established using the appraisal mechanism set forth above, each party shall act diligently and in good faith (and shall cause the appraiser appointed by such party to so act) such that the Market Rate for the renewal term in question is established at least ten (10) months prior to expiration of the then current Term.

     3. TENANT'S RIGHT OF REVOCATION. If (a) Tenant timely and effectively exercises a renewal option in accordance with this Exhibit "F", and (b) the appraisal procedures under paragraph (2) above are commenced, and (c) the Market Rate determined pursuant to such procedures is finally determined, in accordance with said paragraph (2), not later than ten (10) months prior to the expiration of the then current Term (without giving effect to the exercise of the renewal option in question), and (d) Tenant determines that the Market Rate so determined pursuant to such procedures is higher than Tenant desires to pay, then in such event Tenant may as its sole and exclusive remedy rescind and revoke its prior exercise of the renewal option in question by giving Landlord written notice thereof ("Revocation Notice") within ten (10) days after the determination of the Market Rate but in no event later than ten (10) months prior to the expiration of the then current Term (time being of the essence with respect thereto). If Tenant timely and effectively give the Revocation Notice to Landlord, (i) Tenant's prior exercise of the renewal option in question shall be deemed revoked, rescinded and ipso facto null and void, (ii) the Term shall expire on the date it would otherwise have expired had Tenant not exercised such renewal option and (iii) Tenant shall not be entitled to exercise any other renewal option that might be provided for herein.

                                  EXHIBIT "G"

STATE OF TEXAS      )

COUNTY OF TARRANT   )

           SUBORDINATION, ATTORNMENT, AND NON-DISTURBANCE AGREEMENT

     THIS SUBORDINATION, ATTORNMENT, AND NON-DISTURBANCE AGREEMENT (this "Agreement") is made and entered into as of the ____ day of __________, 1999, by and between AMERITRADE HOLDING CORPORATION, a Delaware corporation ("Tenant"), and SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association ("Bank").

                                   R E C I T A L S:

     Tenant is the present tenant under that certain Lease Agreement dated _________, 1999 (hereinafter the "Lease"), with respect to an approximately 140,000 square feet of floor space located on the parcel of real property more particularly described in Exhibit A attached hereto and made a part hereof. The premises demised to Tenant under the Lease, as more particularly described therein, are referred to herein as the "Premises."

     Alliance Gateway No. __, Ltd., as the landlord under the Lease (the "Landlord"), has obtained a loan from Bank, which is secured by a first Deed of Trust and Security Agreement covering the Premises and an Assignment of Rents and Leases which collaterally assign to Lender all leases relating thereto. Said Deed of Trust and Security Agreement and Assignment of Rents and Leases, as the same may hereafter be amended, increased, renewed, extended, spread, consolidated, severed, restated, or otherwise changed from time to time (the consent of Tenant to which shall not be required), are referred to herein as the "Security Instruments." As a condition to making such loan, Bank has required that Tenant execute this instrument. The Deed of Trust and the Assignment of Rents and Leases are recorded at Instrument No. D197202696,
Volume    , Page   , and Instrument No. D197202697, Volume   , Page    ,
respectively, of the Real Property Records of Tarrant County, Texas.

                                   A G R E E M E N T

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and as an inducement to Bank to extend financing to the Landlord, the parties hereto do mutually covenant and agree as follows:

     1. SUBORDINATION. The Lease shall at all times be subject and subordinate in all respects to the Security Instruments, the lien and security interest imposed by the Security Instruments, and all advances made under the Security Instruments.

     2. BANK'S RIGHT TO CURE. Notwithstanding anything to the contrary in the Lease or this Agreement, Tenant shall give written notice simultaneously to Landlord and to Bank of any default or breach by Landlord under the Lease that are of such a nature as to give Tenant a right to terminate the Lease, to reduce rent, or to credit or offset any amounts against future rents. After Bank receives such notice, Bank shall have the same time period available to Landlord under the Lease in which to cure the breach or default by Landlord. Bank shall have no obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Landlord.

     3. NON-DISTURBANCE. So long as Tenant is not in default in the payment of rent, additional rent, or other charges or conditions of the Lease, Tenant shall not be disturbed by Bank in Tenant's possession, enjoyment, use, and occupancy of the Premises during the original or any renewal term of the Lease or any extension or modification thereof.

     4. PAYMENT OF RENTS TO BANK. Upon Bank's written request and without regard to contrary instructions from Landlord, Tenant agrees that it will make the payments to be made by

Tenant under the Lease directly to Bank. Prior to the time that Bank shall succeed to the interest of Landlord in the Premises as described in Section 5 below, receipt of such payments by Bank shall not relieve Landlord of its obligations under the Lease nor operate to make Bank responsible for the performance thereof, and Tenant shall continue to look solely to Landlord for performance of such obligations.

     5. ATTORNMENT. If the interest of Landlord in the Premises shall be acquired by Bank or any other successor landlord through foreclosure, deed in lieu of foreclosure, or by any other method, and Bank shall succeed to the interest of Landlord under the Lease, then the Lease shall continue in full force and effect and shall not be terminated or disturbed except in accordance with the terms thereof. Tenant shall thereupon be bound to Bank, and Bank shall be bound to Tenant, under all the terms, covenants, and conditions of the Lease for the balance of the term thereof remaining, and any extensions or renewals thereof, with the same force and effect as if Bank was the original landlord under the Lease. Tenant does not hereby attorn to Bank as its landlord, said attornment to be effective and self-operative without the execution of any additional documents by the parties hereto immediately upon Bank's succeeding to the interest of Landlord under the Lease.

     6. PROTECTION OF BANK. Notwithstanding anything to the contrary in the Lease or the Security Instruments, Bank shall not be liable for or bound by any of the following matters:

     (a) except for any default or breach of which Bank has been notified pursuant to Section 2 hereof but has failed to cure, any default or breach in the Landlord's obligations under the Lease occurring prior to the time Bank succeeds to the interest of Landlord in the Premises;

     (b) any payment of rent (including fixed rent, percentage rent, or additional rent) that Tenant might have made to Landlord more than thirty (30) days before the date such rent first due and payable under the Lease with respect to any period after the time Bank succeeds to the interest of Landlord in the Premises;

     (c) any deposit or security which was delivered to Landlord but which was not subsequently delivered to Bank;

     (d) any material modification or material amendment to the Lease, or any waiver of any material terms of the Lease, made without Bank's prior written consent as required by the Security Instruments;

     (e) any consensual or negotiated surrender, cancellation, or termination of the Lease, in whole or in part, agreed upon between Landlord and Tenant, made without Bank's prior written consent as required by the Security Instruments; or

     (f) any obligation of Landlord under the Lease to make, pay for, or reimburse Tenant for any construction, alterations, demolition, or other improvements or work at the Premises (other than day-to-day maintenance and repairs and provided same shall not restrict Tenant's right to abate Base Rent in the event of Landlord's default under the Lease).

     7. NOTICES. All notices, demands, or requests, and responses thereto, required or permitted to be given pursuant to this Agreement shall be in writing and shall be given or served by the United States, mail, postage prepaid and certified with return receipt requested, or by a nationally recognized overnight courier service, addressed as follows:

          If to Bank:

          SouthTrust Bank, National Association
          420 North 20th Street, 11th Floor
          Commercial Real Estate Group
          Birmingham, Alabama 35203

          And to:

          SouthTrust Bank, National Association
          230 Fourth Avenue North
          Eighth Floor
          Nashville, Tennessee  37219
          Attn:  Mr. Daniel S. Harrington

          If to Tenant:

          Ameritrade Holding Corporation
          1005 North Ameritrade Place
          Bellevue, Nebraska  68005

          With copy to:

          J. Andrew Rogers
          Kelly, Hart & Hallman
          201 Main Street, Suite 2500
          Fort Worth, Texas  76102

or at such other single address in the United States as either party may by notice in writing designate. Any notice shall be effective the next business day after being sent by overnight courier service and five (5) business days after being sent by certified mail (return receipt requested).

     8. SUCCESSORS AND ASSIGNS. This Agreement shall bind and benefit the parties, their successors and assigns. If Bank assigns the Security Instruments, then upon delivery to Tenant of written notice thereof accompanied by the assignee's written assumption of all obligations under this Agreement, all liability of the assignor shall terminate.

     9. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between Bank and Tenant regarding the subordination of the Lease to the Security Instruments and the rights and obligations of Tenant and Bank as to the subject matter of this Agreement.

     10. INTERACTION WITH LEASE SECURITY INSTRUMENTS. If this Agreement conflicts with the Lease, then this Agreement shall govern as between Tenant and Bank, including upon any attornment pursuant to this Agreement. This Agreement supersedes, and constitutes full compliance with, any provisions in the Lease that provide for subordination of the Lease to, or for delivery of nondisturbance agreements by the holder of, the Security Instruments. Bank confirms that Bank has consented to Landlord's entering into the Lease.

     11. INTERPRETATION; GOVERNING LAW. The interpretation, validity, and enforcement of this Agreement shall be governed by and construed under the laws of the State of Texas.

     12. AMENDMENTS. This Agreement may be amended, discharged, or terminated, or any of its provisions waived only by a written instrument executed by the party to be charged.

     13. EXECUTION. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     14. WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING, BUT NOT LIMITED TO, ANY CLAIMS, CROSS-CLAIMS OR THIRD PARTY CLAIMS) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LEASE, OR THE SECURITY INSTRUMENTS. TENANT CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF BANK OR BANK'S COUNSEL HAS REPRESENTED, EXPRESSLY OR

OTHERWISE, THAT BANK WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF JURY TRIAL PROVISION.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be duly executed, as of the day and year first above written.

                                        TENANT:


                                        AMERITRADE HOLDING CORPORATION,
                                        A DELAWARE CORPORATION


                                        By:
                                           ----------------------------------
                                        Name:  Susan Hohman
                                        Title: Vice-President of
                                               Infrastructure and Facilities
                                        Date of execution:
                                                          -------------------

                                        BANK:


                                        SOUTHWEST BANK, NATIONAL ASSOCIATION,
                                        A NATIONAL BANKING ASSOCIATION


                                        By:
                                           -----------------------------------
                                        Name:
                                               -------------------------------
                                        Title:
                                               -------------------------------
                                        Date of execution:
                                                           -------------------

STATE OF                 )
         -------------
COUNTY OF                )
          ------------

     This instrument was acknowledged before me on ___________, 1999 by _________________, ____________________ of _____________________ on behalf of

____________________.


                                        --------------------------------------
                                        Notary Public
                                        My commission expires:
                                                              ----------------

[NOTARY SEAL]


STATE OF                 )
         -------------
COUNTY OF                )
          ------------

     This instrument was acknowledged before me on ___________, 1999 by ___________, ______________ of SouthTrust Bank, National Association, a national banking association, on behalf of said association.


                                        --------------------------------------
                                        Notary Public
                                        My commission expires:
                                                              ----------------
[NOTARY SEAL]

                               LANDLORD'S CONSENT

     Landlord consents and agrees to the foregoing Agreement, which was entered into at Landlord's request. The foregoing Agreement shall not alter, waive, or diminish any of Landlord's obligations under the Security Instruments or the Lease. The foregoing Agreement discharges the obligations of Bank under the Security Instruments and related loan documents; if any, to enter into a nondisturbance agreement with Tenant. Landlord is not a party to the foregoing Agreement.


                             LANDLORD:


                             ALLIANCE GATEWAY NO. 17, LTD.

                             By: Hillwood Operating, L.P. a Texas limited partnership, its general partner

                                  By:  Hillwood Development Corporation,
                                       a Texas corporation, its general partner

                                          By:
                                             ----------------------
                                          Name:
                                               --------------------
                                          Title:
                                                -------------------


STATE OF                      )
         ---------------
COUNTY OF                     )
          --------------

     This instrument was acknowledged before me on _____________, 1999, by ___________, ________________, of Hillwood Development Corporation, a Texas corporation, the general partner of Hillwood Operating, L.P. a Texas limited partnership, general partner of Alliance Gateway No. 17, Ltd., a Texas limited partnership, on behalf of said partnership.


                                                  ------------------------------
                                                  Notary Public
                                                  My commission expires:
                                                                        --------

[NOTARIAL SEAL]

                                  EXHIBIT "A"
                                       TO
            SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT


                           [Insert legal description]

                                  EXHIBIT "H"

                           SUBORDINATION OF MORTGAGE

     ____________________________________, as owner and holder of a certain promissory note dated __________, 19__, in the principal sum of ___________ Dollars and of a certain Mortgage or Deed of Trust of even date therewith and securing the said Note, recorded on _______ in Volume _______ at Page ______, Real Property Records, ________ County, ________ now a first lien upon the premises more particularly demised and described in that certain Lease dated _____________, 19__, by and between _____________________, as Lessor, and
___________________, as Lessee, and upon other property, in consideration of such leasing and of the sum of One ($1.00) Dollar and other good and valuable consideration, receipt of which is hereby acknowledged,

     DOES hereby convenant and agree that the said Mortgage or Deed of Trust shall be and the same is hereby made SUBORDINATE to the said Lease with the same force and effect as if the same Lease has been executed, delivered and recorded prior to the execution, delivery and recording of the said Mortgage or Deed of Trust;

     EXCEPT, HOWEVER, that this Subordination shall not affect nor be applicable to and does hereby expressly exclude:

     (a) The prior right, claim and lien of the said Mortgage or Deed of Trust in, to and upon any award or other compensation heretofore or hereafter to be made for any taking by eminent domain of any part of the said premises, and to the right of disposition thereof in accordance with the provisions of the said Mortgage or Deed of Trust,

     (b) The prior right, claim and lien of the said Mortgage or Deed of Trust in, to and upon any proceeds payable under all policies of fire and rent insurance upon the said premises and as to the right of disposition thereof in accordance with the terms of the said Mortgage or Deed of Trust, and

     (c) Any lien, right, power or interest, if any, which may have arisen or intervened in the period between the recording of the said Mortgage or Deed of Trust and the execution of the said lease, or any lien or judgment which may arise at any time under the terms of such lease.

     This Subordination shall inure to the benefit of and shall be binding upon the undersigned, its successors and assigns.

     IN WITNESS WHEREOF, the Subordination has been duly signed and delivered by the undersigned this _____ day of __________, 1999.


                                   ---------------------------------------


                                   By:
                                       -----------------------------------
                                       Assistant Secretary

STATE OF NEW YORK    )
                     )    SS:
COUNTY OF NEW YORK   )


     Before me, a Notary Public, in and for said County, personally appeared __________________, to me known and known to me to be the persons who, as
_____________________ of _____________________________, the entity which executed the foregoing instrument, signed the same, and acknowledged to me that they did so sign said instrument in the name and upon behalf of said corporation as such officers respectively; that the same is their free act and deed as such officers, respectively, and the free act and deed of said corporation; that they were duly authorized thereunto by its board of trustees; and that the seal affixed to said instrument is the corporate seal of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal at [City], [State] this ____ day of ___________, 1999.


                                   ------------------------------------
                                             Notary Public


                               LESSEE'S AGREEMENT

     The undersigned, as Lessee under the lease herein described, does hereby accept and agree to the terms of the foregoing Subordination, which shall inure to the benefit of and be binding upon the undersigned and the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned.

                                   By:
                                       --------------------------------


                                ACKNOWLEDGMENTS

INDIVIDUAL

STATE OF             )
                     )    SS:
COUNTY OF            )


     On this ____ day of ___________, 1999, before me personally appeared __________________ to me personally known to be the person described in and who executed the foregoing instrument, and acknowledged that ____________________ executed the same as their free act and deed.


                                   ------------------------------------
                                             Notary Public

                                         My commission expires:

                                   ------------------------------------

CORPORATE

STATE OF             )
                     )    SS:
COUNTY OF            )


     On this ____ day of ___________, 1999, before me, personally appeared __________________ to me personally known, who, being by me duly sworn, did say he is the ______________________ of ________________________ and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that the instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and acknowledged said instrument to be the free act and deed of said corporation.


                                   ------------------------------------
                                             Notary Public

                                         My commission expires:

                                   ------------------------------------



PARTNERSHIP

STATE OF             )
                     )    SS:
COUNTY OF            )


     In _________________ County in said station on the ____ day of ___________,
1999, before me personally appeared __________________ as general partner of ___________________ PARTNERSHIP, to be known and known by me to be the party executing the foregoing and the acknowledged said instrument by him executed to be his free act and deed, and his free act and deed in his capacities as aforesaid, and the free act and deed of _______________________ PARTNERSHIP.




                                   ------------------------------------
                                             Notary Public

                                         My commission expires:

                                   ------------------------------------